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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Southern National Bancorp of Virginia, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

THE HOLDING COMPANY

FOR

1770 Timberwood Boulevard

Suite 100

Charlottesville, Virginia 22911

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, APRIL 22, 2010

Stockholders of Southern National Bancorp of Virginia, Inc.:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Southern National Bancorp of Virginia, Inc. (the “Company”) will be held at International Country Club, 13200 Lee Jackson Highway, Fairfax, Virginia 22033, on Thursday, April 22, 2010, beginning at 2:00 p.m. (local time), for the following purposes:

1.	ELECTION OF DIRECTORS. To elect two (2) directors of Class I to serve on the Board of Directors of the Company until the Company’s 2013 annual meeting of stockholders, and each until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.	APPROVAL OF THE 2010 STOCK AWARDS AND INCENTIVE PLAN. To approve the Southern National Bancorp of Virginia, Inc. 2010 Stock Awards and Incentive Plan;

3.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. To ratify the appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010; and

4.	OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement, which is attached hereto and made a part thereof.

The close of business on March 1, 2010 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Company’s principal office at 550 Broadview Avenue, Warrenton, Virginia 20186 during usual business hours for a period of at least ten days prior to the Annual Meeting.

Your Vote is Important.

You are cordially invited and urged to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, you are urged to submit your proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may vote by signing, dating and mailing the proxy card, or by telephone or over the Internet by following the instructions at www.cfpproxy.com/6090. The proxy is revocable in the manner described in the proxy statement at any time before it is voted at the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card or voted by telephone or over the Internet.

If you plan to attend the Annual Meeting, please note that we may ask to see a valid picture identification, such as a driver’s license, to identify you as a stockholder. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date.

Cameras (including cellular phones with photographic capabilities), recording devices and other similar electronic devices will not be permitted at the meeting. Please silence your cell phones during the Annual Meeting as a courtesy to others.

By order of the Board of Directors,

Georgia S. Derrico

Chairman of the Board and

Chief Executive Officer

March 12, 2010

Charlottesville, Virginia

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

PROXY STATEMENT

FOR

2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, APRIL 22, 2010

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Southern National Bancorp of Virginia, Inc. (the “Company”) for use at the 2010 Annual Meeting of Stockholders of the Company to be held at International Country Club, 13200 Lee Jackson Highway, Fairfax, Virginia, on Thursday, April 22, 2010, beginning at 2:00 p.m. (local time), and any adjournments thereof (the “Annual Meeting”) for the purposes set forth in this Proxy Statement and the accompanying Notice of 2010 Annual Meeting of Stockholders. This Proxy Statement, the Notice of Meeting and the enclosed proxy will first be sent to stockholders on or about March 12, 2010. For information on how to vote your shares, see the instructions included on the enclosed proxy card and under “Important Notice regarding the Availability of Proxy Materials for the Annual Meeting to be Held on April 22, 2010” and “Information About Voting” below.

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting to be Held on April 22, 2010.

The Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are available at www.cfpproxy.com/6090.

Under rules adopted by the United States Securities and Exchange Commission (the “SEC”), the Company is furnishing proxy materials to its stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about March 12, 2010, the Company mailed to certain of its stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the Company’s proxy materials, including the Company’s Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and how to access your proxy card to vote through the Internet or by telephone. This new process is designed to expedite stockholders’ receipt of proxy materials and lower the cost of the Annual Meeting. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice.

Information About Voting

You are entitled to vote at the meeting if you were a holder of record of the Company’s common stock, $0.01 par value (“Common Stock”), at the close of business on March 1, 2010.

Stockholders can vote in person at the Annual Meeting or by proxy. You can vote by mail by signing, dating and mailing the enclosed proxy card, or by telephone or over the Internet by following the instructions at www.cfpproxy.com/6090.

If your shares are held in the name of a bank, broker of other holder of record, you will receive instructions from the holder of record, which you should follow in order to vote your shares. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or against each of the proposals. If you sign and return the card without indicating your instructions, your shares will be voted as follows:

•	FOR the election of the two (2) nominees for directors;

•	FOR the approval of the Southern National Bancorp of Virginia, Inc. 2010 Stock Awards and Incentive Plan (the “2010 Plan”); and

•	FOR the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

You may revoke or change your proxy at any time before it is exercised by (1) delivering to us a signed proxy card with a date later than your previously delivered proxy, (2) voting in person at the Annual Meeting, (3) granting a subsequent proxy through the Internet or telephone, or (4) sending a written revocation to the Company’s Secretary, Devon Porter, prior to the Annual Meeting. Your most current proxy card or Internet proxy is the one that is counted. All written notices of revocation and other communications with respect to revocation or proxies should be sent to: Southern National Bancorp of Virginia, Inc., 550 Broadview Avenue, Warrenton, Virginia 20186, (540) 347-4521, Attention: Corporate Secretary. Any stockholder who holds shares in street name with a bank or broker must contact that bank or broker if he or she wishes to revoke his or her proxy.

The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by an executed and unrevoked proxy will be voted with respect thereto in accordance with the judgment of the persons designated in the proxy. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the Annual Meeting for which advance notice was not received by the Company in accordance with the Company’s Amended and Restated Bylaws.

Solicitation of Proxies

This proxy solicitation is made by the board of directors of the Company and the cost of this solicitation is being borne by the Company. Proxies will be solicited through the mail and, if deemed advisable, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding the proxy materials to beneficial owners of the Company’s Common Stock.

Annual Report

The Company’s Annual Report on Form 10-K, including consolidated financial statements and related notes, for the fiscal year ended December 31, 2009, as filed with the SEC, accompanies but does not constitute part of this Proxy Statement.

VOTING SHARES AND VOTING RIGHTS

Only holders of record of Common Stock at the close of business on March 1, 2010 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On that date there were 11,590,212 shares of Common Stock outstanding, which is the only outstanding class of voting securities of the Company. The holders of at least a majority of the outstanding shares of Common Stock must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum for the transaction of business. Abstentions and shares held of record by a broker or nominee that are voted on any matter will be included in determining whether a quorum exists. Each holder of Common Stock shall have one vote for each share of Common Stock registered, on the Record Date, in such holder’s name on the books of the Company.

Directors will be elected by a plurality of the votes cast in person or by proxy. Accordingly, the two Class I nominees receiving the highest number of votes cast by the holders of Common Stock will be elected. There will be no cumulative voting in the election of directors. A broker non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees since broker non-votes and abstentions are counted for purposes of determining the presence or absence of a quorum, but are not counted as votes cast at the Annual Meeting. A broker non-vote occurs when a broker does not have discretionary authority to vote the shares and has not received voting instructions from the beneficial owner of the shares. Brokers, as holders of record, are permitted to vote on certain routine matters, but not on non-routine matters. Effective January 1, 2010, the election of directors is no longer deemed to be a routine matter, so a broker is no longer permitted to vote on the election of directors without instructions from the beneficial owner of the shares. If a stockholder holds shares in street name and does not provide voting instructions to its broker, those shares will be counted as broker non-votes in the election of directors.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required to approve the 2010 Plan. Abstentions and broker non-votes will be deemed shares not present to vote on such matter and will not count as votes for or against the matter and will not be included in calculating the number of votes necessary for approval of such matter. The approval of the 2010 Plan is deemed to be a non-routine matter, so a broker is not permitted to vote on the approval of the 2010 Plan without instruction from the beneficial owner of the shares. If a stockholder holds shares in street name and does not provide voting instructions to its broker, those shares will be counted as broker non-votes in the consideration of the approval of the 2010 Plan.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm. Abstentions and broker non-votes will be deemed shares not present to vote on such matter and will not count as votes for or against the proposal and will not be included in calculating the number of votes necessary for approval of such matter.

Item 1.

ELECTION OF DIRECTORS

Election Procedures; Term of Office

The Board of Directors currently consists of seven directors. In accordance with the Company’s Amended and Restated Bylaws, members of the Board of Directors are divided into three classes, Class I, Class II and Class III. The members of each class are elected for a term of office to expire at the third succeeding annual meeting of stockholders following their election. The term of office of the current Class I directors expires at the Annual Meeting. The terms of the Class II and Class III directors expire at the annual meeting of stockholders in 2011 and 2012, respectively.

The Nominating Committee has recommended to the Board, and the Board has approved, the nomination of R. Roderick Porter and Robin Shield to fill two expiring Class I director positions. The two Class I nominees, if elected at the Annual Meeting, will serve until the annual meeting of stockholders in 2013. The two Class I nominees receiving the affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Annual Meeting will be elected. Unless the authority to vote for the election of directors is withheld as to one or both of the nominees, all shares of Common Stock represented by proxy will be voted FOR the election of the nominees. If the authority to vote for the election of directors is withheld as to one but not both of the nominees, all shares of Common Stock represented by any such proxy will be voted FOR the election of the nominee as to whom such authority is not withheld.

If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unavailable to serve as a director. All of the nominees have consented to being named herein and to serve if elected.

Any director vacancy occurring after the election may be filled only by a majority vote of the remaining directors, even if less than a quorum of the Board of Directors. A director appointed to fill a vacancy will be appointed to serve until the next annual meeting held for the election of directors, regardless of whether the class of director in which he serves is to be elected at such annual meeting.

The biographies of each of the nominees and continuing directors and executive officers below contains information regarding the person’s service as a director and/or executive officer, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director and/or executive officer.

Nominees for Election

The following table sets forth the name, age and positions with the Company and Sonabank (the “Bank”) for each nominee for election as a director of the Company:

Name	Age	Positions with the Company and the Bank
R. Roderick Porter	64	Class I Director of the Company; Director of the Bank, Vice Chairman of the Board and President and Chief Operating Officer of each of the Company and the Bank

Robin Shield	47	Class I Director of the Company; Director of the Bank

R. Roderick Porter has served as the Vice Chairman of the Board, President and Chief Operating Officer of each of the Company and the Bank since July 2004. Prior to co-founding the Company in July 2004, he was the President and Chief Operating Officer of Southern Financial Bancorp, Inc. from April 1998 until April 2004. Southern Financial Bancorp, Inc. was the Nasdaq National Market System-listed bank holding company for the $1.5 billion (assets) Southern Financial Bank, Warrenton, Virginia, which was acquired by Provident Bankshares, Inc. in April 2004. From 1994 to 1998, he was President of FX Concepts, Ltd., an international money management firm located in New York City. Prior to that, he served as Chairman of Newmarket Capital Corp., a mortgage banking company, and a Principal of Morgan Stanley. Mr. Porter spent 15 years at Chemical Bank, including as a Senior Vice President in Chemical Bank’s treasury department where he was responsible for asset/liability management, the U.S. government and municipal securities portfolio, all U.S. dollar-denominated funding for the bank and the holding company, money market trading and the discount brokerage operation. Prior experience at Chemical Bank included tours as Vice President and General Manager for northern Europe, based in London, and for Chemical Japan, based in Tokyo. Mr. Porter is the husband of Ms. Georgia S. Derrico. The Company believes Mr. Porter’s qualifications to sit on the Board of Directors and serve as Vice Chairman of the Board and President and Chief Operating Officer of the Company include his many years of banking experience and proven leadership in the success of the Company.

Robin R. Shield has served as a director of the Company and the Bank since July 2005. She is currently a private investor. In addition, for the past ten years, Ms. Shield has been the Managing and General Partner of Clear View LLP, a real estate development and investment partnership and Chairman of Norwich Partners, LLC, a hotel development company, of New Hampshire and Florida. She is a member of the Board of Directors of the Robins Foundation of Richmond, Virginia. The Company believes Ms. Shield’s qualifications to sit on the Board of Directors include her 14 years of experience in the financial evaluation of business and investment risks and 25 years of experience in portfolio asset management.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Company’s Class II and Class III directors whose terms of office do not expire at the Annual Meeting, and the executive officers of the Company and the Bank who are not also directors:

Name	Age	Positions with the Company and Bank
Directors:

Frederick L. Bollerer	67	Class II Director of the Company; Director of the Bank

Neil J. Call	76	Class II Director of the Company; Director of the Bank

John J. Forch	60	Class II Director of the Company; Director of the Bank

Georgia S. Derrico	65	Class III Director of the Company; Director of the Bank; Chairman of the Board and Chief Executive Officer of each of the Company and the Bank

Charles A. Kabbash	72	Class III Director of the Company; Director of the Bank

Executive officers who are not also directors:

William H. Lagos	59	Senior Vice President and Chief Financial Officer of each of the Company and the Bank

Carl J. Wallace	49	Chief Credit Officer of each of the Company and the Bank

William H. Stevens	65	Chief Risk Officer of each of the Company and the Bank

Georgia S. Derrico has served as the Chairman of the Board and Chief Executive Officer of each of the Company and the Bank since July 2004. Prior to co-founding the Company in July 2004, she was the Chairman of the Board and Chief Executive Officer of Southern Financial Bancorp, Inc. from 1986 until April 2004. Southern Financial Bancorp, Inc. was the Nasdaq National Market System-listed bank holding company for the $1.5 billion (assets) Southern Financial Bank in Warrenton, Virginia, which was acquired by Provident Bankshares, Inc. in April 2004. She founded Southern Financial Bank in 1986. Prior to that, she served as Senior Vice President, Chief Administrative and Credit Officer of the Multinational Division of Chemical Bank in New York City. She also served at Chemical Bank as the Vice President and District Head of the Mid-Atlantic region of the United States for the Corporate Banking Division. She is the wife of Mr. R. Roderick Porter. The Company believes Ms. Derrico’s qualifications to sit on the Board of Directors and serve as Chairman of the Board and Chief Executive Officer of the Company include her prior experience founding and growing banks in our market and her many years of banking experience, including those with the Company.

Charles A. Kabbash has served as a director of the Company and the Bank since April 2005. Mr. Kabbash is the owner of 414 Associates, a real estate investment and holding company, operating primarily in the Charlottesville, Virginia, area, since 1984. He also is a partner in Kabbash, Fox & Gentry Commercial Real Estate and the owner of Kabbash Business Brokerage, which negotiates the purchase or sale of businesses. Both of these firms also operate primarily in the Charlottesville area. Mr. Kabbash is also the co-owner, along with his wife, Rebecca Gentry, of CandR LLC, a company investing in emerging businesses. Mr. Kabbash is heavily involved in the business, political and civic community in Charlottesville, Virginia. The Company believes Mr. Kabbash’s qualifications to sit on the Board of Directors include his management and operational expertise from years spent as a professional realtor, investor and consultant.

Frederick L. Bollerer has served as a director of the Company and the Bank since May 2007. Mr. Bollerer is currently the Chief Operating Officer at Corcoran Gallery of Art where he is responsible for all operational issues. Previously, Mr. Bollerer was one of two organizing partners of Venture Philanthropy Partners, a consulting firm focused on strategy and execution of strategy in the non profit arena. Clients of the firm include medium and large non profits as well as foundations, arts groups and conservation organizations. The company also does a limited amount of work with for profit companies. In addition, for the last ten years he has been a Partner of Venture Philanthropy Partners. Prior thereto, Mr. Bollerer was President and CEO of Riggs Bank, N.A. Mr. Bollerer has spent over 30 years in the banking industry. The Company believes Mr. Bollerer’s qualifications to sit on the Board of Directors include his 35 years of banking experience and expertise in corporate strategy development.

Neil J. Call has served as a director of the Company and the Bank since April 2005. Mr. Call, now retired, was an Executive Vice President of MacKenzie Partners, Inc., a New York City financial consulting company, since 1990. Mr. Call was formerly executive Vice President and co-founder of the Proxy/M&A Group at Dewe Rogerson, Inc., the predecessor firm to MacKenzie Partners. Mr. Call was a director of Southern Financial Bancorp, Inc. and Southern Financial Bank from 1986 until April 2004 and was chairman of that board’s Audit Committee. From 1986 to 1989, he served as Executive Vice President of D.F. King and Co. Prior to that he was with Gulf + Western Industries (now Paramount Communications), most recently as Executive Vice President/Finance, and previously as Director of Corporate Communications and Investor Relations. He also spent six years with Ford Motor Company’s Finance Division. Mr. Call is a Certified Public Accountant in the State of Michigan. The Company believes Mr. Call’s qualifications to sit on the Board of Directors include his many years of service as a board member of financial institutions and his financial expertise.

John J. Forch has served as a director of the Company and the Bank since July 2005. John is the founder and the Managing Partner of Forch & Associates, LLC, a financial services firm based in Northern Virginia. Mr. Forch was formerly a partner with PricewaterhouseCoopers LLC, from which he retired in 2002. With the firm he served in various senior management and client service partner positions in the Miami and Washington, D.C. offices. Mr. Forch is a Certified Public Accountant in the Commonwealth of Virginia and the State of Florida. The Company believes Mr. Forch’s qualifications to sit on the Board of Directors include his extensive experience with public and financial accounting matters for a variety of organizations.

Executive Officers of the Company

William H. Lagos has served as the Senior Vice President and Chief Financial Officer of the Company and the Bank since November 2004. From September 1986 until April 2004, Mr. Lagos was the Senior Vice President and Controller of Southern Financial Bank, the operating subsidiary of Southern Financial Bancorp, Inc., which was acquired by Provident Bankshares, Inc. in April 2004. Mr. Lagos participated in the Company’s organization commencing in November 2004. The Company believes Mr. Lagos’s qualifications to serve as Senior Vice President and Chief Financial Officer of the Company include his prior experience at Southern Financial Bank and his continuing role and experience with the Company.

Carl J. Wallace joined the Company and the Bank as Chief Credit Officer in February 2010. He was Executive Vice President/Chief Credit Officer/Chief Risk Officer of Millennium Bank in Reston, Virginia from 2005 to March 2009. From 2002 to 2005, Mr. Wallace was Sr. Manager of the Credit/Finance Group at Ingram Micro Corporation in Buffalo, New York. Prior to that, he was President and CEO of Altarus Corporation from 2000 to 2002. The Company believes Mr. Wallace’s qualifications to serve as Chief Credit Officer of the Company include his over 25 years of experience in risk management, commercial lending, bank operations and credit and portfolio management.

William H. Stevens has served as the Chief Risk Officer of the Company and the Bank since February 2010 upon the addition of Mr. Wallace. Prior to then, he was Executive Vice President of Credit Administration of the Company and the Bank since April 2005. From 1999 until April 2004, Mr. Stevens was the Executive Vice President of Credit Administration for Southern Financial Bank, the operating subsidiary of Southern Financial Bancorp, Inc., which was acquired by Provident Bankshares, Inc. in April 2004. He resigned as a Senior Vice President of Credit Administration from Provident Bankshares, Inc. in April 2005 when he joined the Company. From 1991 to 1999, Mr. Stevens served as a Senior Analyst in the Office of the Inspector General of the Federal Deposit Insurance Corporation. Prior to that he was an Executive Vice President at Riggs Bank, N.A. in

Washington, D.C. where he managed the bank’s commercial real estate and single family lending activities. He served for three years as President and COO of Anchor Mortgage Services. His background also includes 18 years at Chemical Bank, where he was a Senior Vice President, Real Estate. The Company believes Mr. Stevens’s qualifications to serve as Executive Vice President of Credit Administration of the Company include his many years of banking experience, both at financial institutions and at the FDIC.

Each executive officer of the Company is elected by the Board of Directors of the Company and holds office until his successor is duly elected and qualified or until his or her earlier death, resignation or removal.

CORPORATE GOVERNANCE

Meetings of the Board of Directors

The Board of Directors of the Company held nine meetings during 2009. There was no director who attended less than 75% of the aggregate of the (1) total number of meetings of the Board and (2) total number of meetings held by committees on which he or she served. Each director is expected to dedicate sufficient time, energy and attention to company matters to ensure the diligent performance of his or her duties, including by attending annual and special meetings of the stockholders of the Company, the Board and Committees of which he or she is a member.

Board Leadership Structure

Georgia S. Derrico has served as the Chairman of the Board and Chief Executive Officer of the Company since January 2005 and of the Bank since it commenced operations in April 2005.

The Chairman of the Board organizes the work of the Board and ensures that the Board has access to sufficient information to enable the Board to carry out its functions, including monitoring the Company’s and the Bank’s performance and the performance of management. In carrying out this role, the Chairman, among other things: (1) presides over all meetings of the Board of Directors and stockholders; (2) establishes the annual agenda of the Board and agendas of each meeting in consultation with the President of the Company, R. Roderick Porter; (3) oversees the distribution of information to Directors; (4) advises with respect to the work of each Committee and reviews (with the Nominating Committee) changes in Board membership and the membership and chair of each committee; (5) coordinates periodic review of management’s strategic plan for the Company and the Bank; and (6) coordinates the annual performance review of the key senior officers.

The Board believes that the Company’s Chief Executive Officer is best situated to serve as Chairman because she is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings company-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

The Board of Directors has not formally designated a lead independent director.

Oversight of Risk Management

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s asset quality, securities portfolio, capital, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements as well as overseeing succession planning. The Audit Committee oversees management of financial and regulatory risks. The Nominating Committee manages risks associated with Board of Directors, including the independence and competence of the directors. The Asset-Liability Management Committee is responsible for overseeing the management of risks regarding the Bank’s policies and procedures related to investments in securities. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Committees of the Board of Directors

The Company’s Board of Directors has four committees, the Audit Committee, the Compensation Committee, the Asset-Liability Management Committee and the Nominating Committee, each of which is described below.

Audit Committee. The members of the Audit Committee are Neil J. Call (Chairman), John J. Forch and Frederick L. Bollerer all of whom the Board has determined to be “independent directors” as defined under the NASDAQ Stock Market listing standards and in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that all of the Audit Committee members have the financial knowledge, business experience and independent judgment necessary for service on the Audit Committee. The Board has further determined that Neil J. Call, the Chairman of the Audit Committee, has the requisite attributes of an “audit committee financial expert” as defined by the rules and regulations of the SEC, and has the financial literacy and accounting or financial qualifications and experience to provide effective oversight of the Audit Committee. The Audit Committee operates pursuant to a written charter, which is available electronically in the corporate governance section of the Investor Relations page of the Company’s website at www.sonabank.com.

As set forth in the Audit Committee’s charter the functions of the Audit Committee are to assist the Board in its oversight of:

•	the integrity of the Company’s financial statements;

•	the adequacy of the Company’s system of internal controls;

•	the Company’s compliance with regulatory requirements;

•	the qualifications and independence of the Company’s independent registered public accountants; and

•	the performance of the Company’s independent registered public accountants and of the Bank’s internal audit function.

In carrying out these responsibilities, the Audit Committee, among other things:

•	monitors the preparation of quarterly and annual financial reports by the Company’s management;

•

supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent registered public accountants; and

•

oversees management’s implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company’s policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Bank’s internal auditing program.

The Audit Committee meets at least quarterly and met four times during 2009. The Audit Committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent registered public accountants and with the Bank’s internal auditors, in each case without the presence of the Company’s or the Bank’s management.

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the independent registered public accountants all annual and quarterly financial statements prior to their issuance. During 2009, management of the Company advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Audit Committee.

Compensation Committee. The members of the Compensation Committee are John J. Forch (Chairman), Neil J. Call, Frederick L Bollerer and Charles A. Kabbash, all of whom the Board has determined to be “independent directors” as defined under the NASDAQ Stock Market listing standards. The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of the Bank’s senior management, which includes the Company’s named executive officers (management is not compensated for their service to the Company), evaluating the performance of senior management and, either as a committee or together with the other independent members of the Board, determining and approving the compensation level for the Chief Executive Officer, and making recommendations regarding compensation of other executive officers and certain compensation plans to the Board. In addition, the Compensation Committee is responsible for the oversight of succession planning for the Company and the Bank. The Compensation Committee operates pursuant to a written charter, a copy of which is available electronically in the corporate governance section of the Investor Relations page of the Company’s website at www.sonabank.com. In 2009, the Compensation Committee met two times.

Asset-Liability Management Committee. The members of the Asset-Liability Management Committee are R. Roderick Porter (Chairman), Charles A. Kabbash and Robin R. Shield. The Asset-Liability Management Committee ensures that the Bank’s investment policies and procedures are adequate and that the Bank’s investments in securities are consistent with the guidelines established in the Bank’s policies and comply with applicable laws and regulations. The Committee evaluates the performance of the securities portfolio to ensure that the Bank’s objectives with respect to diversification, liquidity, and quality are met. While management is responsible for purchase decisions with respect to investment securities, the Asset-Liability Management Committee is responsible for reviewing and ratifying management’s investment transactions. The Asset-Liability Management Committee is also responsible for reviewing the entire balance sheet to ensure that products and funding sources meet with the Board’s policies relating to asset-liability and interest rate risk management. The Asset-Liability Management Committee generally meets quarterly and met four times in 2009.

Nominating Committee. The Nominating Committee is responsible for making recommendations to the Board regarding the membership of the Board, including:

•	recommending to the Board the slate of director nominees for election at the annual meeting of stockholders;

•	considering, recommending and recruiting candidates to fill any vacancies or new positions on the Board, including candidates that may be recommended by stockholders;

•	establishing criteria for selecting new directors; and

•	reviewing the backgrounds and qualifications of possible candidates for director positions.

The Nominating Committee operates pursuant to a written charter, a copy of which is available electronically in the corporate governance section of the Investor Relations page of the Company’s website at www.sonabank.com. The members of the Nominating Committee are Charles A. Kabbash (Chairman), Neil J. Call and John J. Forch, all of whom the Board has determined to be “independent directors” as defined under the NASDAQ Stock Market listing standards. The Nominating Committee met one time in 2009.

Director Nominations Process

The Nominating Committee considers nominees to serve as directors of the Company and recommends such persons to the Board of Directors. The Nominating Committee also considers director candidates recommended by stockholders if such candidates appear to be qualified to serve on the Company’s Board of Directors and meet the criteria for nominees considered by the Nominating Committee. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating

Committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below in the section titled “Procedures to be Followed by Stockholders.”

Criteria for Director Nominees.

The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. The Nominating Committee considers the following criteria in selecting nominees: financial expertise and business experience; familiarity with and participation in the local community and the nominee’s ability to refer business to the Company; integrity, honesty and reputation; dedication to the Company and its stockholders, including the nominee’s ownership of the Company’s Common Stock; independence; and any other factors the Nominating Committee deems relevant, including age, size of the Board of Directors and regulatory disclosure obligations. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and Nominating Committee believe that it is essential that the Board members represent diverse viewpoints.

The Nominating Committee may weigh the foregoing criteria differently in different situations, depending on the composition of the Board at the time. The Nominating Committee will strive to maintain at least one director who meets the definition of “audit committee financial expert” under the regulations of the SEC.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating Committee considers and reviews an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Director Nominees.

Pursuant to the Nominating Committee Charter as approved by the Board of Directors, the Nominating Committee is responsible for the process relating to director nominations, including identifying, interviewing and selecting individuals who may be nominated for election to the Board of Directors. The process that the Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is set forth below.

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating Committee will rely on personal contacts of the members of the Board of Directors as well as their knowledge of members of the Bank’s local communities. The Nominating Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below in the paragraph titled “Procedures to be Followed by Stockholders.” The Nominating Committee has not previously used an independent search firm in identifying nominees.

Evaluation. In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, for any new director nominee, the Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Procedures to be Followed by Stockholders.

Any stockholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder complies with the prior notice and information provisions contained in the Company’s Amended and Restated Bylaws. In order for a director nomination to be timely, a stockholder’s notice to the Company must be received at the Company’s offices not later than the 90th day prior to the anniversary date of the immediately preceding annual meeting. To submit a nomination of a director candidate, a stockholder must submit the following information in writing, addressed to the Chairman of the Nominating Committee, care of the Corporate Secretary, at the Company’s main office:

•	The name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

•

A representation that the stockholder is a holder of record of stock of the Company entitled to vote at the annual meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•

If applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

•

Such other information regarding each nominee that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor regulation thereto; and

•	Such nominee’s consent to serve as a director of the Company if so elected.

A nomination of any person not made in compliance with the foregoing procedures may not be eligible to be voted upon by the stockholders at the meeting.

If the Nominating Committee receives a director nomination from a stockholder or group of stockholders who (individually or in the aggregate) beneficially owned greater than 5% of the Company’s outstanding Common Stock for at least one year as of the date of such recommendation, the Company, as required by applicable securities law, will identify the candidate and stockholder or group of stockholders recommending the candidate and will disclose in its proxy statement whether the Nominating Committee chose to nominate the candidate, as well as certain other information.

Stockholder Communications with Directors; Director Attendance at Annual Meeting

The Board of Directors will give appropriate attention to written communications received from stockholders, and will respond if and as appropriate. Stockholders or other interested parties can contact any director or committee of the Board of Directors by writing to them in care of Devon Porter, Corporate Secretary, 550 Broadview Avenue, Warrenton, Virginia 20186. Comments or complaints relating to the Company’s accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee. Other concerns will also generally be referred to the Audit Committee.

In addition, the Board of Directors encourages directors to attend the annual meeting of stockholders. All of the Company’s directors attended the Company’s 2009 annual meeting of stockholders held on April 23, 2009.

Code of Ethics

The Company’s Board of Directors has adopted a Code of Ethics that applies to all directors, officers and employees, including the Company’s Chairman of the Board and Chief Executive Officer and senior financial officers. The Board designed the Code in an effort to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest, full, fair and accurate disclosure in filings and other public communications made by the Company, compliance with applicable laws, prompt internal reporting of violations of the Code of Ethics, and accountability for adherence to the Code. The Code of Ethics is available electronically in the corporate governance section of the Investor Relations page of the Company’s website at www.sonabank.com.

Director Independence

During the review by the Company’s Board of Directors of director independence, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Party Transactions” below. The Board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that all of the Company’s directors, with the exception of Georgia S. Derrico and R. Roderick Porter, are independent directors as defined by the listing standards of the NASDAQ Stock Market. Both Ms. Derrico and Mr. Porter are considered to be “inside” directors because of their employment as senior executives of the Company. Ms. Derrico and Mr. Porter are husband and wife, and their adult son, R. Devon Porter, is the Secretary of each of the Company and the Bank and is employed by the Bank as a Senior Vice President.

The independent directors of the Company hold executive sessions from time to time without the Chief Executive Officer or any other member of management present. In 2009, the independent directors held two executive sessions.

DIRECTOR COMPENSATION

In 2009, directors of the Company did not receive a fee for attending Board or committee meetings. All of the directors of the Company are also directors of the Bank and each non-employee director of the Bank received a fee of $500 for each Board meeting attended and $250 for each committee meeting attended, plus any travel, food and lodging expenses. Any non-employee directors who attended either Board or committee meetings by conference telephone received one-half of the fee for such meeting. Further, in October 2006, the Compensation Committee determined that Board members should receive 1,000 options for each year of service on the Board after the initial election held in 2005. In January 2010, for service as a director in 2009, the Board granted options to each non-employee director to acquire 1,000 shares of Common Stock of the Company that will vest ratably over five years. Directors who are also employees of the Company or the Bank received no additional compensation for their service as a director.

The following table contains information concerning the compensation of the directors of the Bank for the fiscal year ended December 31, 2009. The named executive officers who also serve as directors did not receive any compensation for their service as directors for the fiscal year ended December 31, 2009.

Director Compensation for the Fiscal Year Ended December 31, 2009

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
Frederick L. Bollerer	$4,750	$2,230	$6,980
Neil J. Call	5,750	2,230	7,980
John J. Forch	4,750	2,230	6,980
Charles A. Kabbash	5,750	2,230	7,980
Robin R. Shield	4,125	2,230	6,355

(1)	Represents the grant date fair value of stock options awarded pursuant to the Company’s 2004 Stock Option Plan in the fiscal year ended December 31, 2009, which were computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Options (“ASC Topic 718”). Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2009 included in its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation Discussion and Analysis

Overview of Compensation Program

The Compensation Committee of the Board of Directors is responsible for developing and making recommendations to the Board with respect to the Company’s executive compensation policies. John J. Forch, Neil J. Call, Frederick L. Bollerer and Charles A. Kabbash, each of whom the Board of Directors has determined to be an independent director, as defined in the NASDAQ Stock Market listing standards, serve on the Compensation Committee. In addition, the Compensation Committee and the Board have reviewed the compensation policies and practices for all employees and concluded that any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on the Company.

This discussion and analysis describes the components of the Company’s compensation program for its named executive officers and describes the basis on which the 2009 compensation determinations were made by the Compensation Committee with respect to the executive officers of the Company and the Bank. The Compensation Committee hired a compensation consultant in 2009 in connection with its review of executive compensation for the named executive officers. The compensation consultant did not to provide any other services to the Compensation Committee, the Board or the Company.

Role of Executives in Establishing Compensation

The Compensation Committee makes all decisions with respect to compensation of the named executive officers, subject to review and approval by the full Board of Directors. The Chairman of the Board and Chief Executive Officer reviews the performance of the Company’s executive officers (other than herself and the President) and, based on that review, provides input regarding the performance of the other executive officers and makes recommendations to the Compensation Committee for compensation amounts payable to the other executive officers of the Company, including the other named executive officers. Neither the Chairman of the Board and Chief Executive Officer nor the President is involved with any aspect of determining her or his own pay.

Compensation Committee Activity

When reviewing executive compensation in 2009, the Compensation Committee retained Amalfi Consulting, an outside consultant, to review the overall compensation of the named executive officers. As a result of that review, the Compensation Committee implemented an increase of approximately 13% in the Chief Executive Officer’s and President’s base salary and also chose to implement increases of less than 5% in the base salaries of the other named executive officers.

Compensation Philosophy

No executive officer of the Company is paid a salary, bonus or other form of compensation other than options to purchase shares of the Company’s Common Stock for their service to the Company. The executive officers of the Company currently hold the same executive officer positions with the Bank and all executive compensation is paid by the Bank for services performed by executives of the Bank. Accordingly, the following discussion of executive compensation relates to the compensation by the Bank to executives of the Bank.

The fundamental objectives of the Bank’s executive compensation policies are to ensure that Bank executives are provided incentives and compensated in a way that advances both the short- and long-term interests of stockholders while also ensuring that the Company and the Bank are able to attract and retain executive management talent. Accordingly, compensation is based on: (1) the employee’s individual performance and his or her ability to lead the Company and the Bank to achieve their respective financial goals and (2) the Company’s consolidated financial performance. In making decisions with respect to any element of an executive officer’s compensation, the Committee considers the total compensation that may be awarded to the executive officer, including salary, annual bonus, long-term equity incentive compensation, accumulated realized and unrealized stock option gains, and the dollar value to the executive and cost to the Company of all perquisites and other personal benefits. The Committee’s goal is to award compensation that is reasonable when all elements of potential compensation are considered.

Peer Groups and Benchmarks

In 2009, the Compensation Committee, with the assistance of an outside consultant, reviewed the overall compensation of the named executive officers in comparison to the compensation of executive officers at Mid-Atlantic banks with total assets comparable to that of the Company during the prior year. The Compensation Committee reviewed the base salary, bonus, value of stock compensation and value of option compensation of similarly situated executive officers at the bank holding companies included in the Company’s peer group and considered the performance of its competitors and general economic and market conditions in its analysis.

The Compensation Committee believes that the following peer group of companies is representative of the sector in which the Company operates. The group includes public bank holding companies located in the Company’s market areas with $315 million to $1.0 billion in total assets as of December 31, 2008. The group was chosen because of the relative size as measured by total assets. The Company’s peer group for 2009 consisted of the following companies:

•	Access National Corporation;

•	C&F Financial Corporation;

•	Carrollton Bancorp;

•	Cecil Bancorp, Inc.;

•	DNB Financial Corporation;

•	Eagle Financial Services, Inc.;

•	Fauquier Bankshares, Inc.;

•	First National Corp;

•	Middleburg Financial Corporation;

•	Monarch Financial Holdings, Inc.;

•	Old Line Bancshares, Inc.;

•	Old Point Financial Corporation; and

•	Tri-County Financial Corporation.

The Company does not benchmark the compensation of its named executive officers to a certain percentage or range of compensation within its peer group. Instead, the Compensation Committee used this information as a point of reference for measurement, but not as the determinative factor in setting the compensation of the Company’s named executive officers. The Compensation Committee does not use compensation data of its peer group to “target” a specific peer group compensation level for any given executive. Rather, the Compensation Committee uses its understanding of peer group compensation as a starting point for its decision making.

Because the comparative compensation information is just one of the analytical tools that is used in setting named executive officer compensation, the Compensation Committee has discretion in determining the nature and extent of its use. Further, given the limitations associated with comparative pay information for setting individual executive compensation, including the difficulty of assessing and comparing wealth accumulation through equity gains and post employment amounts, the Compensation Committee may elect not to use the comparative compensation information at all in the course of making compensation decisions.

Setting Executive Compensation

In reviewing the 2009 compensation of each of the named executive officers, the Compensation Committee reviewed all components of their respective compensation, including base salary, annual bonus, long-term equity incentive compensation, accumulated realized and unrealized stock option gains, and the dollar value to the executive and cost to the Company of all perquisites and other personal benefits. In addition, the Compensation Committee reviewed each executive officer’s compensation history and performance information. As a result of this review and consultation with the compensation consultant, the Compensation Committee implemented an increase of approximately 13% in the Chief Executive Officer’s and President’s base salary and also chose to implement increases of less than 5% in the base salaries of the other named executive officers.

In making compensation decisions with respect to each of the components of executive compensation set forth below, the Compensation Committee considers the competitive market for executives. While no executive officer of the Company or the Bank has a written employment or severance agreement with the Company or the Bank, the Company and the Bank have entered into change in control agreements with Ms. Derrico and Mr. Porter, which are described below.

Components of Executive Compensation

The principal components of the executive compensation program of the Company (through the Bank) are:

•	Base salary;

•	Cash incentive;

•	Long-term equity incentive awards;

•	Perquisites and other personal benefits; and

•	In the case of the Chief Executive Officer and President, a SERP as described more fully below.

Base Salary

Salaries provide executive officers with a base level of monthly income and help achieve the objectives outlined above by attracting and retaining strong talent. Generally, base salaries are not based on specific measures of corporate performance, but are determined by tenure of service, scope of the position, including current job responsibilities, relative salaries of the Company’s peers and the officer’s individual performance and contribution to the Company. The Company’s base salaries are adjusted based on factors such as individual experience, individual performance, individual potential, cost of living considerations and specific issues particular to the Company as well as the Compensation Committee’s subjective judgment.

The Compensation Committee monitors the base salary levels and the various incentives of the named executive officers of the Company to ensure that overall compensation is consistent with the Company’s objectives and remains competitive within the area of the Company’s operations. In setting the goals and measuring an executive’s performance against those goals, the Company considers the performance of its competitors and general economic and market conditions. None of the factors included in the Company’s strategic and business goals are assigned a specific weight. Instead, the Compensation Committee recognizes that the relative importance of these factors may change in order to adapt the Company’s operations to specific business challenges and to reflect changing economic and marketplace conditions.

Cash Incentive

The annual compensation of the Company’s named executive officers consists primarily of a base salary and a cash incentive, or bonus. The purpose of the bonus is to motivate, reward and retain the named executive officers who are critical to the Company’s ongoing success. In determining the cash incentive, the

Compensation Committee takes into consideration the Company’s performance compared to its budget, stockholder return over the long term, the operating ratios of return on assets and return on equity and the efficiency ratio. In addition, the Compensation Committee may also perform a subjective evaluation of the extent to which the named executive officers contributed to the enhancement of the Company during an acquisition and/or exhibited team oriented behavior that contributed to the success of the Company. The Compensation Committee considers the Chief Executive Officer’s and President’s participation in the SERP and the benefits to be provided by that plan when determining the cash incentive to be paid to those individuals.

Long- Term Equity Incentive Awards

The Company maintains an equity compensation program for its named executive officers and other key employees, in order to attract and retain key employees and enable those persons to participate in the long-term success of the Company. Stock options have been the Company’s only form of long-term incentive compensation, and may be subject to performance-based and/or time-based vesting requirements. As of February 20, 2010, there were 285,675 options outstanding under the Company’s 2004 Stock Option Plan (the “Option Plan”), 153,800 of which were held by named executive officers of the Company.

In January 2010, the Board of Directors adopted the Southern National Bancorp of Virginia, Inc. 2010 Stock Awards and Incentive Plan (the “2010 Plan”) which provides for the issuance of 700,000 shares of Common Stock pursuant to the grant of stock options, stock appreciation rights, restricted stock awards, performance awards and phantom stock awards to directors and employees. The Board of Directors is soliciting stockholder approval of the 2010 Plan, which is described in and attached as Appendix A to this Proxy Statement, at the Annual Meeting. The Company believes that its ability to retain and motivate current and future executive officers and other key employees is critical to its continued success. The Board of Directors recommended approval of the 2010 Plan because it believes that, as part of the Company’s long-term equity incentive compensation, the 2010 Plan will allow the Company to retain and motivate existing executive officers and key employees who the Company believes outperform employees who lack equity participation opportunities.

Perquisites and Other Personal Benefits

Perquisites and other personal benefits represent a small part of the Company’s executive compensation program. The named executive officers are eligible to participate in the Company’s employee benefits plans, which are generally available to all Company employees. The Compensation Committee reviews the perquisites and other personal benefits provided to the named executive officers annually, and offers such benefits after consideration of the business need. Currently, the Company provides a car allowance to the named executive officers other than the Chief Executive Officer and, for the Chief Executive Officer and President, a part time personal assistant as described in the footnotes to the Summary Compensation Table.

Supplemental Executive Retirement Plan

Effective August 1, 2007, the Bank has entered into a SERP with each of the Chief Executive Officer and the President to encourage such officers to remain employees of the Bank and the Company. The SERP is designed to provide a certain level of post-retirement income to the two individuals who have a significant impact on the long-term growth and profitability of the Company. The SERP will begin payout 10 years from the date of implementation and be payable for a period of 10 years with an annual benefit designed to provide 50% of each executive’s estimated annual salary per year for a 10-year period at retirement.

Tax and Accounting Implications

Stock-Based Compensation. The Company accounts for stock-based compensation, including options granted pursuant to its Option Plan in accordance with the requirements of ASC Topic 718, which the Company adopted effective January 1, 2006.

Deductibility of Executive Compensation. Under Section 162(m) of the Internal Revenue Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. The Company has no individuals with non-performance based compensation paid in excess of the Internal Revenue Code Section 162(m) tax deduction limit.

Nonqualified Deferred Compensation. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A of the Internal Revenue Code, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the recipient is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income.

Summary Compensation Table

The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s Chief Executive Officer, Chief Financial Officer and the other three most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) (the “named executive officers”) for the fiscal years ended December 31, 2009, 2008 and 2007. As of the end of the last fiscal year, in addition to the Chief Executive Officer and the Chief Financial Officer, R. Roderick Porter and William H. Stevens were the only other executive officers of the Company and the Bank.

Summary Compensation Table for the Fiscal Years Ended December 31, 2009, 2008 and 2007

Name	Year	Salary	Bonus		Option Awards (1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (2)	Other		Total
Georgia S. Derrico Chairman of the Board and Chief Executive Officer	2009 2008 2007	$255,208 224,917 191,250	$36,000 30,000 30,000	(3) (3)	$42,180 35,100 —	$94,904 90,385 36,893	$14,344 12,917 8,333	(4) (4) (4)	$442,636 393,319 258,143

William H. Lagos Senior Vice President Chief Financial Officer	2009 2008 2007	127,673 122,092 116,917	8,000 6,000 5,000		11,520 12,285 —	— — —	— — —		147,193 140,377 121,917

R. Roderick Porter President and Chief Operating Officer	2009 2008 2007	199,063 175,167 148,750	28,000 23,333 23,333	(3) (3)	42,180 35,100 —	73,468 69,968 28,559	19,144 17,717 13,133	(5) (5) (5)	361,855 321,285 213,775

William H. Stevens Executive Vice President	2009 2008 2007	182,988 178,883 172,479	— 8,000 8,000		3,345 5,265 —	— — —	— — —		186,333 192,148 180,479

(1)	Represents the aggregate grant date fair value of stock options awarded pursuant to the Company’s Option Plan in the fiscal years ended December 31, 2009 and 2008, which were computed in accordance with ASC Topic 718. Assumptions used in the calculation of the amounts for 2009 are included in Note 13 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2009 included in its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC. Assumptions used in the calculation of the amounts for 2008 are included in Note 14 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2008 included in its Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC. No stock options were granted to the named executive officers during 2007.
(2)	Reflects the amounts accrued by the Company for the named executive officer’s accumulated benefit under the SERP, computed as of December 31, 2009. For year 2007, the amount represents the accrual for the five month period from August 1, 2007, the effective date of the SERP, through December 31, 2007. For year 2008, the amount represents the accrual for the twelve month period ending December 31, 2008 and is also representative of the aggregate change in the present value from December 31, 2007 to December 31, 2008. For year 2009, the amount represents the accrual for the twelve month period ending December 31, 2009 and is also representative of the aggregate change in the present value from December 31, 2008 to December 31, 2009.
(3)

These amounts reflect one-third of the aggregate bonus awarded to each of the Chief Executive Officer and the President in 2006 in consideration of the Bank’s net income as well as the successful completion of the Company’s initial public offering and the acquisition of 1st Service Bank. The aggregate bonus amount was paid over a period of three years, from 2006-2008.

(4)	This amount reflects one-quarter of the total compensation of $57,375 in 2009, $51,667 in 2008 and $33,333 in 2007 of a bank employee of who devotes 25% of her time acting as a personal assistant to Georgia S. Derrico, 25% of her time acting as a personal assistant to R. Roderick Porter and 50% of her time to the Bank.
(5)	This amount reflects (a) one-quarter of the total compensation of $57,375 in 2009, $51,667 in 2008 and $33,333 in 2007 of a bank employee of who devotes 25% of her time acting as a personal assistant to Georgia S. Derrico, 25% of her time acting as a personal assistant to R. Roderick Porter and 50% of her time to the Bank and (b) an automobile allowance of $4,800.

Outstanding Equity Awards

The following table contains information concerning the unexercised options and other equity incentive plan awards for each named executive officer as of December 31, 2009:

Outstanding Equity Awards at 2009 Fiscal Year-End

Name	Number of securities underlying unexercised options Exercisable	Number of securities underlying unexercised options Unexercisable	Option exercise price	Option expiration date
Georgia S. Derrico	27,500 2,750 2,000	8,000 11,000 5,000	$9.09 9.09 9.20 5.50 8.02	04/14/2015 11/17/2015 01/23/2018 01/27/2019 07/29/2019

William H. Lagos	12,650 1,650 700	2,800 2,000 2,000	9.09 9.09 9.20 5.50 8.02	04/14/2015 11/17/2015 01/23/2018 01/27/2019 07/29/2019

R. Roderick Porter	27,500 2,750 2,000	8,000 11,000 5,000	9.09 9.09 9.20 5.50 8.02	04/14/2015 11/17/2015 01/23/2018 01/27/2019 07/29/2019

William H. Stevens	16,500 300	1,200 1,500	9.09 9.20 5.50	04/14/2015 01/23/2018 01/29/2019

During 2009, no named executive officer of the Company exercised any stock options.

Pension Benefits

The following table contains information concerning each plan that provides for payments or other benefits at, following, or in connection with retirement for each named executive officer as of December 31, 2009:

Pension Benefits

Name	Plan Name (1)	Number of Years of Credited Service	Present Value of Accumulated Benefit (2)	Payments During Last Fiscal Year
Georgia S. Derrico	Supplemental Executive Retirement Plan	2.42	$222,182	$—

R. Roderick Porter	Supplemental Executive Retirement Plan	2.42	171,995	—

(1)	The terms of the Supplemental Executive Retirement Plan are described in the section captioned “Compensation Discussion and Analysis” above.
(2)	Reflects the amounts accrued by the Company for the named executive officer’s accumulated benefit under the Supplemental Executive Retirement Plan, for the period from August 1, 2007, the effective date of the SERP, through December 31, 2009.

Payments Upon Termination or Change in Control

Change in Control Agreements

In August 2006, the Company and the Bank entered into change in control agreements with Ms. Derrico and Mr. Porter. These agreements provide such officers certain lump sum cash payments in the event the officer’s employment is terminated without cause at any time or if such employment is terminated by the executive for “good reason” and the officer signs the form of mutual general release.

For purposes of the change in control agreements, “cause” is defined as:

•

the officer’s commission of a willful act (including, without limitation, a dishonest or fraudulent act which dishonest or fraudulent act results in personal gain to the officer) or a grossly negligent act, or the willful or grossly negligent omission to act by the officer, which causes material financial or reputational harm to the Company or an affiliate of the Company;

•

the officer’s conviction of, or plea of nolo contendere to, any felony involving dishonesty or fraud or that causes significant material financial or reputational injury to the Company or an affiliate; or

•

the officer’s willful neglect of, or continued failure to substantially perform, in any material respect, his or her duties (as assigned to the officer from time to time) or obligations, including a material violation of the Company’s or an affiliate’s policy or procedures) to the Company or an affiliate other than any such failure resulting from the officer’s incapacity due to physical or mental illness. An act or omission is “willful” if it was knowingly done, or knowingly omitted to be done, by the officer not in good faith and without reasonable belief that the act or omission was in the best interests of the Company or an affiliate. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company or an affiliate shall be conclusively presumed to be done, or omitted to be done, in good faith and in the best interests of the Company or an affiliate, as applicable. The Board of Directors of the Company (the officer and any of his or her immediate family members recusing themselves from discussions, deliberations and voting) has the discretion, in other circumstances to determine in good faith, from all the facts and circumstances reasonably available to it, whether the officer’s act or omission was “willful.”

Under the change in control agreements, “good reason” is defined as one of the following events, without the written consent of the officer, following a Change in Control:

•

the assignment to the officer of duties materially inconsistent with the officer’s then-current level of authority or responsibilities, or any other action by the Company or an affiliate that results in a material diminution in the officer’s position, compensation, authority, duties or responsibilities;

•	a breach by the Company or an affiliate of any material term or covenant of any agreement with the officer;

•	a requirement that the officer be based at any office or location that is more than twenty-five (25) miles from the officer’s principal office location immediately preceding a change in control; or

•

a failure by any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company or the affiliate employing the officer to assume expressly and agree to perform the change in control agreement in the same manner and to the same extent that the Company or any affiliate would be required to perform it if no such succession had taken place.

Under the change in control agreements, a “Change in Control” is defined generally to mean: a change in the ownership of the Company or the Bank, a change in the effective control of the Company or the Bank or a change in the ownership of a substantial portion of the assets of the Company or the Bank as provided under Section 409A of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), and any Internal Revenue Service guidance, including Notice 2005-1, and regulations issued in connection with Section 409A of the Code. In no event, however, will a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them.

Upon a qualifying termination, the officers will receive a lump sum cash payment equal to a multiple (three times for Ms. Derrico and two times for Mr. Porter) of the sum of the named executive officer’s annual base salary and his or her targeted bonus as set by the Board of Directors, or if the Board has not set a target bonus amount, the bonus paid by the Company or the Bank for the year prior to the year in which termination occurs. In addition to the cash payment, the officers will receive continuation of health insurance for a period ending on the earlier of (x) the date of receipt of comparable benefits from a new employer or (y) 24 months. The agreement also provides for the immediate and total vesting of all awards under the Company’s Option Plan, any restricted stock, stock appreciation right, phantom stock or other equity-based compensation plan held by the officer. Such awards shall become exercisable in full, all restrictions shall lapse and all performance measures shall be deemed satisfied in full. The Company and the Bank have also agreed to pay all taxes and penalties (including the excise tax that may be levied on “excess parachute payments” under Section 4999 of the Code, plus all taxes on such payments (known as a “gross-up payment”). In addition, if the provision of any of the benefits under these agreements would trigger the 20% excise tax and interest penalties under Section 409A of the Code, then such benefits will not be provided, and in lieu, thereof, the Company or the Bank will pay the named executive officer, in a lump sum, a cash amount equal to the cost of providing such benefit. The officers will also be entitled to the indemnity provided by the Company’s Articles of Incorporation, as amended, and Amended and Restated Bylaws and to any directors and officers liability insurance to the same extent, upon a change in control, as other of the Company’s or affiliate’s directors and officers are covered.

The table below reflects the amount of compensation payable to the officers upon a qualifying termination. The amounts shown below assume that the conditions for a payment under the change in control agreements occurred on December 31, 2009, and assumes a price per share of the Common Stock equal to $7.20 based on the closing price of the Common Stock on the NASDAQ Global Market on December 31, 2009. These amounts are estimates of the amounts which would have been paid out to the officers upon a termination as of that date under the specified circumstances. The actual amounts to be paid out can only be determined at the time of such qualifying termination.

Name	Salary and Bonus (1)	Health Insurance Benefits	Acceleration and Continuation of Equity Awards (2)	Total Termination Benefits
Georgia Derrico	$873,624	$9,992	$18,700	$902,316
R. Roderick Porter	454,126	9,992	18,700	482,818

(1)	This column reflects an amount equal to three times Ms. Derrico’s and two times Mr. Porter’s annual base salary plus bonus as of December 31, 2009 and assumes a target bonus set by the Board of Directors equal to the bonus awarded for 2009.
(2)	Reflects the value of any unexercised options and options that would be accelerated upon a qualifying termination equal to the spread between the exercise price and $7.20 per share based on the closing price of the Company’s Common Stock on the NASDAQ Global Market on December 31, 2009. For purposes of this calculation, options with an exercise price greater than $7.20 were not included.

If the above payments constituted parachute payments under Section 280G of the Code, Ms. Derrico and Mr. Porter would also be entitled to receive gross-up payments to cover the applicable amount of taxes. No funds have been set aside or accrued to provide for the cash payments described in the agreements. Moreover, the Company has no present plans to engage in any transaction that could trigger the payment provisions of these agreements. All such payments are subject to any prohibitions, limitations and restrictions that may be applicable under the Federal Deposit Insurance Act and the regulations of the FDIC.

In consideration of these cash payments, the officers have agreed:

•	to maintain the confidentiality of the Company’s and the Bank’s trade secrets;

•

not compete with the Company and the Bank for the longer of 12 months after termination of employment or the period during which payments under the change in control agreement are being made (the “Restricted Period”);

•	not to solicit the Company’s or the Bank’s employees during the Restricted Period;

•	not to solicit the Company’s or the Bank’s customers during the Restricted Period; and

•	to sign a mutual general release, releasing the Company and the Bank of all potential claims relating to the officer’s employment and covenanting not to sue the Company or the Bank on any such claims.

Supplemental Executive Retirement Plans

Effective August 1, 2007, the Bank entered into a SERP with each of Ms. Derrico and Mr. Porter. In the event of a termination of employment in connection with a change in control of the Bank, the plan provides that these officers would be entitled to receive their normal retirement benefits under the SERP regardless of the time of the change in control. The normal retirement benefit is an annual cash payment made to the executive for ten years. Assuming that these conditions for a payment under the SERP had been met as of December 31, 2009, Ms. Derrico and Mr. Porter would have been entitled to receive from the Bank an annual payment equal to $137,357 and $106,330, respectively, beginning seven months after termination and continuing for ten years. If the above payments constituted parachute payments under Section 280G of the Code, Ms. Derrico and Mr. Porter would also be entitled to receive gross-up payments to cover the applicable amount of taxes.

In the event of a termination of employment not for cause (as defined in the SERP), death, disability or following a change in control, the plan provides that these officers would be entitled to receive their accrued benefits under the SERP calculated as of the date of termination. The accrued benefit is the benefit accrued and recorded by the Company on behalf of the officer pro-rated based on the number of full months the officer was employed during the year of termination. Assuming that these conditions for a payment under the SERP had been met as of December 31, 2009, Ms. Derrico and Mr. Porter would have been entitled to receive from the Bank an annual payment equal to $222,182 and $171,995, respectively, beginning seven months after termination and continuing for ten years. In the event of a termination of employment for cause (as defined in the SERP), the plan provides that these officers would not be entitled to receive any benefits under the SERP.

Change in Control Provisions in Equity Plans and Agreements

The named executive officers hold stock options under the Company’s Option Plan, which was approved by the stockholders in 2004, for officers, directors and employees. The Option Plan provides for the grants of both incentive stock options which qualify under Section 422 of the Code and nonqualified stock options. Options will become vested and exercisable at the rate determined by the Compensation Committee at the time of grant; provided, however, that options granted will generally vest in approximately equal percentages each year over a period no shorter than three years. Unless otherwise determined by the Compensation Committee, all options will become immediately vested and exercisable upon the optionee’s death or disability. Options granted under the Option Plan may not be transferred except by will or the laws of descent and distribution after the death of the optionee.

Acceleration upon a Change in Control

For all stock options granted to the named executive officers under the Option Plan, the individual award agreements between the Company and the optionee provide that if a tender offer or exchange offer for shares of the Company’s Common Stock (other than such an offer by the Company) is commenced, or if the stockholders of the Company approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly-owned institution or for the sale or other disposition of all or substantially all of the assets of the Company, all outstanding stock options will immediately vest and become fully exercisable.

Assuming such an event occurred on December 31, 2009, Ms. Derrico and Messrs. Lagos, Porter and Stevens would have received a benefit of $18,700, $3,400, $18,700 and $2,550, respectively, which reflects the value of any options that would be accelerated upon a change in control equal to the spread between the exercise price and $7.20 per share based on the closing price of the Company’s Common Stock on the NASDAQ Global Market on December 31, 2009. For purposes of these calculations, options with an exercise price greater than $7.20 were not included.

Termination Without a Change in Control

Pursuant to the Option Plan, if an optionee ceases to be a director, officer or employee of the Company for any reason other than death or disability, he may, at any time within three months after his date of termination, or such longer period as may be determined by the Compensation Committee, exercise any option only to the extent it was vested and he was entitled to exercise the option on the date of termination. Any options which are not so exercised will terminate and be forfeited. If an optionee dies or ceases to be a director, officer or employee of the Company due to his disability, all unvested options of such optionee will immediately become vested and exercisable and he, or the person or persons to whom the option is transferred by will or by the laws of descent and distribution, may, at any time within 12 months after the death or date of termination, or such longer period as may be determined by the Compensation Committee, exercise any option with respect to all shares subject thereto. Any options which are not so exercised will terminate and be forfeited. Any options which are not exercised by an optionee upon termination of service as director or employee that are not exercised within the periods described above (three months for termination other than death or disability and one year due to death or disability) will terminate and be forfeited.

Compensation Committee Interlocks and Insider Participation

During 2009, no executive officer of the Company served as (1) a member of a compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (2) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee or (3) a member of the compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company. In addition, none of the members of the Compensation Committee (a) was an officer or employee of the Company or any of its subsidiaries in 2009; (b) was formerly an officer or employee of the Company or any of its subsidiaries or (c) had any relationship that required disclosure under “Certain Relationships and Related Party Transactions.”

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report of the Compensation Committee shall not be deemed to be incorporated by reference into any such filing.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

John J. Forch (Chairman)

Neil J. Call

Charles A. Kabbash

Frederick L. Bollerer

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.

In accordance with its written charter adopted by the Company’s Board of Directors, the Company’s Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the NASDAQ Stock Market and in Section 10A of the Securities Exchange Act of 1934, as amended, and that Neil J. Call has the requisite attributes of an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.

In discharging its oversight responsibility as to the audit process, the Audit Committee (1) obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm’s independence consistent with the applicable requirements of the Public Company Accounting Oversight Board, (2) discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence and (3) satisfied itself as to the independent registered public accounting firm’s independence. The Audit Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls. The Audit Committee reviewed with both the independent registered public accounting firm and the internal auditors their audit plans, audit scope and identification of audit risks.

The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, “Communication with Audit Committees.” With and without management present, the Audit Committee discussed and reviewed the results of the internal and external audit examinations.

The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2009, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2010, subject to stockholder ratification, and the Board concurred in such recommendation.

The Audit Committee

Neil J. Call (Chairman)

John J. Forch

Frederick L. Bollerer

FEES AND SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2009 and 2008:

	2009	2008
Audit fees (1)	$141,500	$87,000
Audit related fees (2)	78,950	3,825
Tax fees (3)	11,250	10,885
All other fees (4)	1,160	—

(1)	Includes fees billed for professional services rendered in connection with the audit and quarterly reviews of the Company’s consolidated financial statements. In 2009, includes the audit of the opening balances related to the Bank’s assumption of deposits, borrowings, and substantially all of the assets of Greater Atlantic Bank from the FDIC.
(2)	Includes fees billed for professional services rendered for services provided in connection with the public offering and SEC filings in 2009 and includes fees billed for accounting consultations regarding impaired loans in 2008.
(3)	Includes fees billed for professional services rendered for guidance regarding and the preparation of federal, state and franchise tax returns for the Company and Bank.
(4)	Includes fees billed for professional services rendered for guidance related to certain accounting consultations regarding fixed assets.

The Audit Committee will consider, on a case-by-case basis, and approve, if appropriate, all audit and permissible non-audit services to be provided by the Company’s independent registered public accounting firm. Pre-approval of such services is required unless a “de minimus” exception is met. To qualify for the “de minimus” exception, the aggregate amount of all such services provided to the Company must constitute not more than five percent of the total amount of revenues paid by the Company to its independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by the Company at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approval has been delegated by the Committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Pursuant to the Company’s policy, the Board of Directors is required to review all related party transactions for potential conflicts of interest. Under the policy, any related party transaction may be consummated or may continue only (1) if the Board approves or ratifies such transaction and if the transaction is on terms comparable to those that could be obtained in arms’-length dealings with an unrelated third party, (2) if the transaction involves compensation that has been approved by the Company’s Compensation Committee or (3) if the transaction has been approved by the disinterested members of the Board of Directors. The Board may approve or ratify the related party transaction only if the Board determines that, under all of the circumstances, the transaction is in the best interests of the Company.

Many of the directors and executive officers of the Company and the Bank and their associates, which include corporations, partnerships and other organizations in which they are officers or partners or in which they and their immediate families have at least a 5% interest, are customers of the Bank. During 2009, the Bank made loans in the ordinary course of business to certain of the directors and executive officers of the Company and the Bank and their associates, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons unaffiliated with the Company and did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to directors and executive officers and certain significant stockholders of the Company and the Bank are subject to limitations contained in the Federal Reserve Act, the principal effect of which is to require that extensions of credit by the Bank to executive officers, directors and certain significant stockholders of the Company and the Bank satisfy the foregoing standards. As of December 31, 2009, all of such loans aggregated $330,236 which was approximately 0.38% of the Company’s Tier 1 capital at such date. The Company expects the Bank to have such transactions or transactions on a similar basis with the directors, executive officers and certain significant stockholders of the Company and the Bank and their associates in the future.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY

MANAGEMENT OF THE COMPANY AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of the Company Common Stock as of February 20, 2010, by (1) each director, director nominee and named executive officer of the Company, (2) each person who is known by the Company to own beneficially 5% or more of the Common Stock and (3) all directors, director nominees and named executive officers as a group. Unless otherwise indicated, based on information furnished by such stockholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person and the address of each stockholder is the same as the address of the Company.

Name	Position With the Company and the Bank	Number of Shares of Common Stock Owned		Percentage Beneficially Owned (1)
5% or Greater Holders:
Banc Fund VI L.P. 20 North Wacker Drive Chicago, IL 60606	Investor	718,100	(2)	6.20%

Patriot Financial Partners, L.P. 2929 Arch Street Philadelphia, Pennsylvania 19104	Investor	1,000,000	(3)	8.63

Wellington Management Company, LLP 75 State Street Boston, MA 02109	Investor	1,146,556	(4)	9.89

Directors and Executive Officers:
Georgia S. Derrico (5)	Chairman of the Board and Chief Executive Officer of the Company and the Bank	501,281	(6)	4.29
R. Roderick Porter (5)	Vice Chairman of the Board and President of the Company and the Bank	501,281	(7)	(5)
Neil J. Call	Director of the Company and the Bank	101,967	(8)	*
Charles A. Kabbash	Director of the Company and the Bank	78,484	(9)	*
Robin R. Shield	Director of the Company and the Bank	88,160	(10)	*
John J. Forch	Director of the Company and the Bank	39,260	(11)	*
Frederick L. Bollerer	Director of the Company and the Bank	12,885	(12)	*
William H. Lagos	Senior Vice President and Chief Financial Officer of the Company and the Bank	35,805	(13)	*
William H. Stevens	Chief Risk Officer of the Company and the Bank	20,991	(14)	*
Carl J. Wallace	Chief Credit Officer of the Company and the Bank	—		—
Directors, Director Nominees and Named Executive Officers as a Group (10 persons)		878,833	(15)	7.49%

*	Indicates ownership which does not exceed 1.0%.
(1)	The percentage beneficially owned was calculated based on 11,590,212 shares of Company Common Stock outstanding as of February 20, 2010 and assumes the exercise by the stockholder or group named in each row of all options or warrants for the purchase of Company Common Stock held by such stockholder or group and exercisable within 60 days.

(2)	The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the SEC on February 16, 2010 jointly on behalf of Banc Fund VI L.P., Banc Fund VII L.P. and Banc Fund VIII L.P. (collectively the “Banc Fund Group”.) The Banc Fund Group may be deemed to have beneficial ownership of the shares reflected in the table as of December 31, 2009. The Banc Fund Group reported aggregate beneficial ownership of 718,100 shares, or 6.20% of the Company’s common stock as of such date, including 195,000 shares beneficially owned by Banc Fund VI L.P., 292,300 shares beneficially owned by Banc Fund VII L.P. and 230,800 shares beneficially owned by Banc Fund VIII L.P.
(3)	The information regarding beneficial ownership is included in reliance on a Schedule 13D filed with the SEC on November 5, 2009 jointly on behalf of Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P., Patriot Financial Partners GP, L.P., Patriot Financial Partners GP, LLC, W. Kirk Wycoff, Ira M. Lubert and James J. Lynch (collectively, the “Patriot Financial Group”). The Patriot Financial Group may be deemed to have beneficial ownership of the shares reflected in the table as of November 4, 2009. The Patriot Financial Group reported aggregate beneficial ownership of 1,000,000 shares, or 8.6% of the Company’s common stock as of such date, including 852,698 shares beneficially owned by Patriot Financial Partners, L.P. and 147,302 shares beneficially owned by Patriot Financial Partners Parallel, L.P.
(4)	The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the SEC on February 12, 2010 by Wellington Management Company, LLP (“Wellington”). Wellington may be deemed to have beneficial ownership of the shares reflected in the table as of December 31, 2009. Wellington reported aggregate beneficial ownership of 1,146,556 shares, or 9.89% of the Company’s common stock as of such date. This includes 579,521 shares, or 5.0% of the Company’s common stock, beneficially owned by Bay Pond Partners, L.P. and Wellington Hedge Management, LLC (“Bay Pond”) as of October 30, 2009. This information regarding beneficial ownership of Bay Pond is included in reliance on a Schedule 13G filed with the SEC on November 9, 2009 jointly on behalf of Bay Pond Partners, L.P. and Wellington Hedge Management, LLC.
(5)	Ms. Derrico and Mr. Porter are married. Ms. Derrico and Mr. Porter together beneficially own 1.66% of the outstanding shares of Common Stock.
(6)	Consists of (a) 307,250 shares of Common Stock held jointly with Mr. Porter, (b) 70,125 shares of Common Stock held of record by an IRA account for the benefit of Ms. Derrico, (c) 30,495 shares of Common Stock held of record by an IRA account for the benefit of Mr. Porter, (d) 1,830 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Ms. Derrico, (e) 2,181 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Mr. Porter, (f) 8,250 shares of Common Stock which may be acquired upon the exercise of the warrants issued to Ms. Derrico who advanced funds to the Company to pay organizational and pre-opening expenses, (g) 36,450 shares of Common Stock which may be acquired upon the exercise of stock options granted to Ms. Derrico under the Option Plan, (h) 8,250 shares of Common Stock which may be acquired upon the exercise of the warrants issued to Mr. Porter who advanced funds to the Company to pay organizational and pre-opening expenses and (i) 36,450 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Porter under the Option Plan. Does not include 11,000 shares of Common Stock held individually by R. Devon Porter, the adult son of Ms. Derrico who resides in the same home.
(7)	Consists of (a) 307,250 shares of Common Stock held jointly with Ms. Derrico, (b) 30,495 shares of Common Stock held of record by an IRA account for the benefit of Mr. Porter, (c) 70,125 shares of Common Stock held of record by an IRA account for the benefit of Ms. Derrico, (d) 2,181 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Mr. Porter, (e) 1,830 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Ms. Derrico, (f) 8,250 shares of Common Stock which may be acquired upon the exercise of the warrants issued to Mr. Porter who advanced funds to the Company to pay organizational and pre-opening expenses, (g) 36,450 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Porter under the Option Plan, (h) 8,250 shares of Common Stock which may be acquired upon the exercise of the warrants issued to Ms. Derrico who advanced funds to the Company to pay organizational and pre-opening expenses and (i) 36,450 shares of Common Stock which may be acquired upon the exercise of stock options granted to Ms. Derrico under the Option Plan. Does not include 11,000 shares of Common Stock held individually by R. Devon Porter, the adult son of Mr. Porter who resides in the same home.

(8)	Includes (a) 11,000 shares of Common Stock which may be acquired pursuant to the exercise of the warrants issued to Mr. Call who advanced funds to the Company to pay organizational and pre-opening expenses and (b) 1,260 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Call under the Option Plan.
(9)	Includes (a) 12,333 shares of Common Stock held jointly by Mr. Kabbash and his spouse, (b) 9,664 shares of Common Stock held of record by an IRA account for the benefit of Mr. Kabbash, (c) 6,187 shares of Common Stock held of record by an IRA account for the benefit of Mr. Kabbash’s spouse, (d) 11,000 shares of Common Stock which may be acquired pursuant to the exercise of the warrants issued to Mr. Kabbash who advanced funds to the Company to pay organizational and pre-opening expenses and (e) 1,260 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Kabbash under the Option Plan.
(10)	Includes (a) 20,900 shares of Common Stock held of record by the Robin R. Shield Revocable Trust, of which Ms. Shield is the trustee and (b) 1,260 shares of Common Stock which may be acquired upon the exercise of stock options granted to Ms. Shield under the Option Plan. Does not include, and Ms. Shield disclaims beneficial ownership with respect to, 29,072 shares of Common Stock held in a trust for the benefit of her minor children, of which her husband is the voting trustee.
(11)	Includes (a) 5,000 shares of Common Stock held of record by an IRA account for the benefit of Mr. Forch and (b) 1,260 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Forch under the Option Plan.
(12)	Includes 600 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Bollerer under the Option Plan.
(13)	Includes (a) 848 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Mr. Lagos and (b) 16,100 shares of Common Stock which may be acquired upon exercise of stock options granted to Mr. Lagos under the Option Plan.
(14)	Includes (a) 528 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Mr. Stevens, (b) 1,492 shares of Common Stock held of record by an IRA account for the benefit of Mr. Stevens and (c) 17,400 shares of Common Stock which may be acquired upon exercise of stock options granted to Mr. Stevens under the Option Plan.
(15)	Includes (a) 38,500 shares of Common Stock which may be acquired pursuant to the exercise of the warrants issued to the above-named directors who advanced funds to the Company to pay organizational and pre-opening expenses and (b) 112,040 shares of Common Stock which may be acquired upon the exercise of stock options granted to the above-named directors and officers under the Option Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16 forms they file.

Based solely on the Company’s review of the copies of such reports furnished to it and representations from certain reporting persons that they have complied with the applicable filing requirements, the Company believes that during the year ended December 31, 2009, all Section 16(a) reporting requirements applicable to its officers, directors and greater than 10% stockholders were complied with.

Item 2

APPROVAL OF THE SOUTHERN NATIONAL

BANCORP OF VIRGINIA, INC. 2010 STOCK

AWARDS AND INCENTIVE PLAN

On January 28, 2010, the Company’s Board of Directors approved the Southern National Bancorp of Virginia, Inc. 2010 Stock Awards and Incentive Plan, subject to stockholder approval at the Annual Meeting. The following summary of the material features of the 2010 Plan is qualified in its entirety by reference to the full text of the 2010 Plan, which is attached to this Proxy Statement as Appendix A.

The 2010 Plan was adopted by the Board to provide a means through which the Company and its affiliates could attract and retain employees and to provide employees and directors with additional incentive and reward opportunities designed to enhance the Company’s profitable growth. As of December 31, 2009, options to purchase an aggregate of 281,675 shares of Common Stock were outstanding and 20,825 shares remain available for issuance under the Company’s Option Plan adopted in 2004. Accordingly, the Board of Directors approved the 2010 Plan as a continuing source of incentives for employees and directors. The Board believes that a share reserve of 700,000 shares will enable the Company to continue to provide the necessary incentives to its employees and directors.

Administration. The Company’s Compensation Committee, which is comprised of independent directors, each of whom qualifies as an “outside director” for purposes of Section 162(m) of the Code, will administer the 2010 Plan. The Compensation Committee recommends to the Board of Directors which employees, directors and other individuals shall receive grants of options and awards and has the authority to determine the vesting, restrictions and other terms of the agreements representing such options or awards, as the case may be. The Compensation Committee will also be authorized to interpret the 2010 Plan and the respective award agreements executed under the 2010 Plan and to make all other determinations with respect to the 2010 Plan. The Compensation Committee, in its discretion but subject to applicable laws, may waive compliance with any provision of an option or award, may extend the date through which an option or award is exercisable, and may accelerate the date on which an option or award becomes exercisable, vested, free from restrictions or payable.

Eligibility. Awards under the 2010 Plan may be granted to all employees of the Company and its affiliates or directors of the Company and its affiliates; provided that incentive stock options may be granted only to employees of the Company or its affiliates.

Shares Available for Issuance. The 2010 Plan provides for the grant of awards covering a to be determined number of shares of Common Stock in any combination of the following:

•	options to purchase shares of Common Stock, which may be incentive stock options or non-qualified stock options;

•	stock appreciation rights;

•	restricted stock awards;

•	performance awards; and

•	phantom stock awards.

Shares of Common Stock will be deemed to be issued under the 2010 Plan only to the extent actually issued and delivered pursuant to an option or award. If an option or award (other than a restricted stock award) expires or is terminated or is settled in cash, the shares that were subject to the unexercised or unvested portion will be available for future awards granted under the 2010 Plan. The number of shares covered by each outstanding option or award and the exercise price of outstanding options shall be proportionately adjusted for any increase or decrease in the number of the Company’s outstanding shares resulting from various changes in its capitalization, such as stock splits or stock dividends.

Types of Awards. The 2010 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, performance awards and phantom stock awards. A summary of each type of award is as follows:

Stock Options. A stock option confers upon the awardee the right to purchase a certain number of shares of the Company’s Common Stock at an established exercise price. The Compensation Committee may authorize the grant of options that are incentive stock options within the meaning of Section 422(b) of the Code or options that do not constitute incentive stock options (nonqualified stock options). The exercise price of each incentive and nonqualified stock option granted under the 2010 Plan will be determined by the Compensation Committee, and the exercise price cannot be less than the fair market value of the Company’s Common Stock at the grant date. For each option, the Compensation Committee will establish (1) the term of the option, (2) the time or period of time in which the option will vest, (3) the form of payment due upon exercise of the option and (4) the treatment of the option upon the awardee’s termination of employment or service. At the time of a grant of stock options the Compensation Committee may also prescribe additional terms, conditions or restrictions relating to the options, including, but not limited to, provisions relating to tax matters (including provisions covering applicable withholding requirements) and any other matters not inconsistent with the 2010 Plan. Each grant of stock options may have different terms and conditions. No more than 100,000 shares of the Company’s Common Stock may be subject to stock options granted under the 2010 Plan to any one individual during any one year period. Incentive stock options (“ISOs”) are subject to certain special rules under the Code. Except as provided below, the maximum term of an ISO may not exceed ten years. Except as otherwise provided under the Code or applicable regulations, to the extent that the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which ISOs (determined without regard to this sentence) are exercisable for the first time by any employee during any calendar year under all plans of the Company and its affiliates exceeds $100,000, such options shall be treated as nonqualified stock options. No ISO may be granted to an individual if, at the time the option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its affiliate, unless (i) at the time the option is granted the exercise price is at least 110% of the fair market value of the Common Stock subject to the option and (ii) the option is not exercisable after the expiration of five years from the date of grant.

Stock Appreciation Rights. A stock appreciation right (SAR) is the right to receive an amount equal to the excess, if any, of the fair market value of a share of the Company’s Common Stock on the date the right is exercised over the exercise price of the SAR as determined by the Compensation Committee as of the date of grant of the SAR, which shall not be less than the fair market value of one share of Common Stock on the date of grant. The Compensation Committee will determine (1) the time or times at which an SAR may be exercised in whole or in part, (2) whether payment upon exercise will be made in cash, shares of Common Stock or a combination thereof and (3) the treatment of SARs upon the awardee’s termination of employment or service. At the time of an award of SARs, the Compensation Committee may prescribe additional terms, conditions or restrictions relating to the SAR, including, but not limited to, provisions relating to (a) vesting of SARs, (b) tax matters (including provisions covering applicable wage withholding requirements) and (c) any other matters not inconsistent with the 2010 Plan. Each award of stock appreciation rights may have different terms and conditions. SARs may be granted in connection with the grant of stock options, in which case the exercise of SARs will result in the surrender of the right to purchase the shares under the option as to which the SARs were exercised. No more than 100,000 shares of the Company’s Common Stock may be subject to SARs granted under the 2010 Plan to any one individual during any one year period.

Restricted Stock Awards. A grant of shares of restricted stock represents shares of the Company’s Common Stock that are subject to restrictions on disposition and the obligation of the awardee to forfeit and surrender the shares under certain circumstances (forfeiture restrictions). The Compensation Committee will have sole discretion to determine the forfeiture restrictions and may provide that such forfeiture restrictions shall lapse upon (1) the attainment of one or more performance targets established by the Compensation Committee that are based on (a) the price of a share of the Company’s Common Stock, (b) earnings per share, (c) net earnings, (d) return on stockholders’ equity, (e) return on assets, (f) net interest margin or (g) efficiency ratio, (2) the awardee’s continued employment or service with the Company for a specified period of time or (3) a combination of any two or more of the factors listed in clauses (1) and (2). Each award of restricted stock may have different forfeiture restrictions. Except to the extent restricted under the terms of the 2010 Plan and any agreement relating to the award of restricted stock, an awardee granted restricted stock shall have all of the rights of a stockholder including, without limitation, the right to vote restricted stock or the right to receive dividends thereon.

At the time of the award of restricted stock, the Compensation Committee may prescribe additional terms, conditions or restrictions including, but not limited to, rules related to the (1) vesting of restricted stock awards, (2) termination of employment or service of the awardee prior to the lapse of the forfeiture restrictions, (3) the amount and form of any payment for shares of the Common Stock received pursuant to a restricted stock award, (4) tax matters and (5) any other matters not inconsistent with the 2010 Plan. No more than 100,000 shares of Common Stock may be granted under the 2010 Plan as a restricted stock award to any one individual during any one year period. Each grant of restricted stock may have different terms and conditions.

Performance Awards. A performance award represents the right to receive payment of an amount based on the achievement of certain performance measures for a performance period, each as determined by the Compensation Committee and as evidenced by a performance award agreement. The performance measures shall be based on one or more of the following criteria: (1) the price of a share of the Company’s Common Stock, (2) earnings per share, (3) net earnings, (4) return on stockholders’ equity, (5) return on assets, (6) net interest margin, or (7) efficiency ratio. The Compensation Committee determines (1) the performance measures applicable to a performance period, (2) whether payment upon the achievement of the performance measures for the performance period will be made in cash, shares of Common Stock or a combination thereof and (3) the treatment of the performance award upon the awardee’s termination of employment or service. The performance awards may be based on different performance measures and may be for different amounts. The maximum payout under the 2010 Plan pursuant to a performance award to any individual for any calendar year may not exceed $500,000.

Phantom Stock Awards. A phantom stock award is the right to receive shares of the Company’s Common Stock (or cash in an amount equal to the fair market value thereof), or an amount equal to any appreciation in the fair market value of Common Stock over a specified period of time, which vest over a period of time or upon the occurrence of an event as established by the Compensation Committee, without payment of any amounts by the awardee (except to the extent required by law) or satisfaction of any performance criteria or objectives. Each phantom stock award has a maximum value established by the Compensation Committee at the time of the award grant. The Compensation Committee will determine (1) the period over which, or the event upon which, the phantom stock award will vest, (2) whether payment upon vesting will be made in cash, shares of Common Stock or a combination thereof and (3) the treatment of the phantom stock award upon the awardee’s termination of employment or service. Each phantom stock award may have different terms and conditions.

Amendment and Termination. The Company’s Board of Directors may alter or amend the 2010 Plan at any time, except that it may not make any amendment which would impair any existing rights under an option or award without the consent of the holder. In addition, the Board of Directors may not, without approval of the Company’s stockholders, amend the 2010 Plan if stockholder approval is required pursuant to Rule 16b-3 of the Exchange Act, any rule promulgated by any exchange or quotation system on which the Company’s Common Stock is listed or quoted, or any applicable provisions of the Code or other law. With respect to any shares for which awards have not been granted, the Board of Directors may terminate the 2010 Plan at any time. Although the 2010 Plan will remain in effect until all outstanding awards granted thereunder have been satisfied or expired, no further awards may be granted under the 2010 Plan after the expiration of ten years from the date of its adoption.

Recapitalization or Change in Control. Upon a recapitalization, (1) in the event of an increase in the number of outstanding shares, the number of shares of Common Stock with respect to which an award may be exercised or satisfied, as applicable, shall be proportionately increased, and the exercise price per share shall be proportionately reduced, and (2) in the event of a reduction in the number of outstanding shares, the number of shares of Common Stock with respect to which an award may be exercised or satisfied, as applicable, shall be proportionately reduced, and the exercise price per share shall be proportionately increased.

In the event of a change in control, all outstanding options and awards under the 2010 Plan shall immediately vest and become exercisable or satisfiable in full, whether or not exercisable at that time, and the Compensation Committee, in its discretion, may take any other action with respect to outstanding options and awards that it deems appropriate. With respect to options, in the event of a change in control, the Compensation Committee’s actions may include, but are not limited to, the following: (1) accelerating the time at which options may be exercised in full for a limited period of time on or before a specified date, (2) cancelling the options of selected awardees in exchange for an amount of cash per share equal to the excess, if any, of the change of control value of the shares subject to the options over the exercise price for such shares, (3) adjusting the outstanding options as the Compensation Committee deems necessary or (4) converting all outstanding options into options to acquire shares of the successor entity with the same terms as the options immediately prior to the merger or consolidation.

Tax Effects of Participation in the 2010 Plan

Status of Options. The federal income tax consequences both to the awardee and the Company of options granted under the 2010 Plan differ depending on whether an option is an ISO or a nonqualified stock option.

Nonqualified Stock Options. No federal income tax is imposed on the awardee upon the grant of a nonqualified stock option. Generally, upon the exercise of a nonqualified stock option, the awardee will be treated as receiving compensation taxable as ordinary income in the year of exercise, in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price paid for such shares. Upon a subsequent disposition of the shares received upon exercise of a nonqualified stock option, any difference between the amount realized on the disposition and the basis of the shares (exercise price plus any ordinary income recognized upon exercise of the option) would be treated as long-term or short-term capital gain or loss, depending on the holding period of the shares. Upon an awardee’s exercise of a nonqualified stock option, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the awardee.

Incentive Stock Options. No federal income tax is imposed on the awardee upon the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be included in the calculation of the awardee’s alternative minimum tax liability, if any. If the awardee does not dispose of shares acquired pursuant to the exercise of an ISO within two years from the date the option was granted or within one year after the shares were transferred to him, the difference between the amount realized upon a subsequent disposition of the shares and the exercise price of the shares would be treated as long-term capital gain or loss. In such event, the Company would not be entitled to any deduction in connection with the grant or exercise of the option or the disposition of the shares so acquired. If an awardee disposes of shares acquired pursuant to his exercise of an ISO prior to the end of the two-year or one-year holding periods noted above, the disposition would be treated as a disqualifying disposition and the awardee would be treated as having received, at the time of disposition, compensation taxable as ordinary income equal to the excess of the fair market value of the shares at the time of exercise (or the amount realized on such sale, if less) over the exercise price. Any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long-term or short-term capital gain, depending on the holding period of the shares. In such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income recognized by the awardee.

Restricted Stock. No federal income tax is imposed on an awardee at the time shares of restricted stock are granted, nor will the Company be entitled to a tax deduction at that time. Instead, when either the transfer restriction or the forfeiture risk lapses, such as on the vesting date, the awardee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of restricted stock at that time over the amount, if any, paid for such shares. Notwithstanding the foregoing, unless restricted by the agreement relating to such grant, an awardee receiving restricted stock can elect to recognize ordinary income at the time of grant in an amount equal to the excess of the fair market value of the restricted stock at that time, over the amount (if any) paid for such stock, by making an appropriate election under Section 83(b) of the Code within 30 days after the restricted stock is issued to the awardee. In either case, subsequent appreciation in the fair market value of the stock will be taxed as capital gains when the awardee disposes of the stock. For capital gains purposes, the holding period begins on the date the awardee recognizes ordinary income. If an awardee files an election under Section 83(b) and the restricted stock is subsequently forfeited, the awardee is not allowed a tax deduction for the amount previously reported as ordinary income due to the election. Dividends on restricted stock are taxed as ordinary income, but if an awardee has made an election under Section 83(b), dividends are taxed as dividend income. At the time the awardee recognizes ordinary income with respect to shares issued pursuant to a restricted stock award, the Company will be entitled to a corresponding deduction.

Stock Appreciation Rights. No federal income tax is imposed on the awardee upon the grant of an SAR. When the awardee exercises the SAR or otherwise receives the payout, the awardee recognizes ordinary income for federal income tax purposes in an amount equal to the cash and/or the fair market value of common stock payable upon such exercise. The Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income recognized by the awardee.

Performance Awards and Phantom Stock Awards. Generally, a holder of a performance award or phantom stock award will not recognize income when the award is granted, unless the performance award or phantom stock award vests immediately and has no substantial restrictions or limitations. If the performance award or phantom stock award vests only upon the satisfaction of certain performance criteria, a holder will recognize ordinary income only when such awards vest and any restrictions regarding forfeiture are removed. The Company will generally be allowed to deduct from its taxes the amount of ordinary income an awardee must recognize.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to the chief executive officer and the four other most highly compensated executive officers in excess of $1 million in any calendar year. Compensation that qualifies as “performance based compensation” (as defined for purposes of Section 162(m)) is excluded from the $1 million limitation, and therefore remains fully deductible by the company that pays it. Assuming the 2010 Plan is approved by the stockholders of the Company, the Company believes that options and SARs granted with an exercise price at least equal to 100% of the fair market value of the underlying Common Stock at the date of grant, and other awards, the settlement or vesting of which is conditioned upon achievement of performance goals (based on criteria described above), should qualify as “performance based compensation,” although other awards under the 2010 Plan may not so qualify.

Specific Benefits Under the 2010 Plan

Because options and awards under the 2010 Plan will be granted at the discretion of the Compensation Committee, it is not possible for the Company to determine and disclose the amount of future options and awards that may be granted to directors and executive officers, if the 2010 Plan is approved. The Company has not approved any awards under the 2010 Plan that are conditioned upon stockholder approval of the 2010 Plan and is not currently considering any specific award grants under the 2010 Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The Company currently has stock options outstanding under the Company’s Option Plan, which was approved by the Company’s stockholders in 2004. The following table provides information as of December 31, 2009 regarding the Company’s equity compensation plans under which the Company’s equity securities are authorized for issuance:

EQUITY COMPENSATION PLAN INFORMATION

	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	281,675	(1)	$8.56	20,825	(1)
Equity compensation plans not approved by security holders	—		—	—

Total	281,675		$8.56	20,825

(1)	The information in this table is as of December 31, 2009 and does not include information regarding the Southern National Bancorp of Virginia, Inc. 2010 Stock Awards and Incentive Plan to be voted on at the Annual Meeting.

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock represented at the Annual Meeting is required to approve the 2010 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC. 2010 STOCK AWARDS AND INCENTIVE PLAN.

Item 3.

PROPOSAL TO RATIFY APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to the recommendation of the Audit Committee, the Board of Directors has appointed Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010. Crowe Horwath (formerly Crowe Chizek and Company LLC) has served as the Company’s independent registered public accounting firm since March 2007.

At the Annual Meeting, the stockholders will be asked to consider and act upon a proposal to ratify the appointment of Crowe Horwath. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Representatives of Crowe Horwath will be present at the Annual Meeting, will be given an opportunity to make a statement (if they desire to do so) and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Crowe Horwath as the Company’s independent registered public accounting firm for the 2010 fiscal year is not required by the Company’s Amended and Restated Bylaws, state law or otherwise. However, the Board of Directors is submitting the selection of Crowe Horwath to the Company’s stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Crowe Horwath. Even if the selection of Crowe Horwath is ratified, the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the 2010 fiscal year if they determine that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF CROWE HORWATH LLP.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

FOR 2011 ANNUAL MEETING

In order for stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act to be presented at the Company’s 2011 Annual Meeting of Stockholders and included in the Company’s proxy statement and form of proxy relating to such meeting, such proposals must be submitted to the Secretary of the Company at the Company’s principal executive offices no later than November 12, 2010. Stockholder proposals should be submitted to Southern National Bancorp of Virginia, Inc., 550 Broadview Avenue, Warrenton, Virginia 20186, Attention: Corporate Secretary.

ANNUAL REPORT ON FORM 10-K

The Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC, to any stockholder upon written request to Southern National Bancorp of Virginia, Inc., 550 Broadview Avenue, Warrenton, Virginia 20186, Attention: Corporate Secretary.

ATTENDANCE AT THE ANNUAL MEETING

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting, and each may be accompanied by a guest. Registration of attendees of the Annual Meeting will begin at 1:30 p.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the Annual Meeting. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the Annual Meeting.

OTHER MATTERS

The Board of Directors does not intend to bring any other matter before the Annual Meeting and does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matter does properly come before the Annual Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

You are cordially invited to attend the Annual Meeting. Regardless of whether you plan to attend the Annual Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope or vote your proxy by telephone or over the Internet by following the instructions at www.cfpproxy.com/6090 at your earliest convenience.

Appendix A

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

2010 STOCK AWARDS AND INCENTIVE PLAN

I. PURPOSE

The purpose of the SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC. 2010 STOCK AWARDS AND INCENTIVE PLAN (the “Plan”) is to provide a means through which Southern National Bancorp of Virginia, Inc., a Virginia corporation (the “Company”), and its Affiliates, may attract able persons to enter the employ of the Company and its Affiliates and to provide a means whereby those employees and directors, upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the welfare of the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates and their desire to remain in the Company’s and its Affiliates’ employ. A further purpose of the Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, Phantom Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee or director as provided herein.

II. DEFINITIONS

The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

(a) “Affiliate” means any Parent Corporation and any Subsidiary Corporation.

(b) “Award” means, individually or collectively, any Option, Restricted Stock Award, Phantom Stock Award, Performance Award or Stock Appreciation Right.

(c) “Board” means the Board of Directors of the Company.

(d) “Change of Control” means the occurrence of any of the following events: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company’s subsidiary bank is merged or consolidated into, or otherwise acquired by, an entity other than a wholly-owned subsidiary of the Company, (iii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iv) the Company is to be dissolved and liquidated, (v) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power), or (vi) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board. Notwithstanding anything herein to the contrary, and only to the extent that an Award is subject to Code Section 409A and would not otherwise comply with Code Section 409A, a “Change of Control” shall occur only to the extent that the definition of “Change of Control” set forth above may be interpreted to be consistent with Code Section 409A and the applicable Internal Revenue Service and Treasury Department regulations thereunder.

(e) “Change of Control Value” shall mean with respect to a Change of Control (i) the per share price offered to shareholders of the Company in any merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer, exchange offer or sale or other disposition of outstanding voting stock of the Company, or (iii) if such Change of Control occurs other than as described in clause (i) or clause (ii), the Fair Market Value per share of the shares into which

Awards are exercisable, as determined by the Committee, whichever is applicable. In the event that the consideration offered to shareholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(f) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

(g) “Committee” means the Compensation Committee of the Board which shall be constituted entirely of not less than two (2) non-employee directors (within the meaning of Rule 16b-3), each of whom shall be an “outside director,” within the meaning of Code Section 162(m) and applicable interpretive authority thereunder. The Committee shall be appointed by and serve at the pleasure of the Board.

(h) “Company” means Southern National Bancorp of Virginia, Inc.

(i) A “covered employee” means an individual described in Code Section 162(m)(3).

(j) A “director” means an individual who is serving on the Board or on the board of directors of an Affiliate on the date the Plan is adopted by the Board or who is elected to the Board or the board of directors of an Affiliate after such date.

(k) An “employee” means any person (including an officer or a director) in an employment relationship with the Company or any Affiliate.

(l) “Employer” means the Company or an Affiliate.

(m) “Fair Market Value” means, as of any specified date, the mean of the high and low sales prices of the Stock (i) reported by any interdealer quotation system on which the Stock is quoted on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate, consistent with Treasury regulations and other formal Internal Revenue Service guidance under Code Section 409A, with the intent that Options and Stock Appreciation Rights granted under this Plan shall not constitute deferred compensation subject to Code Section 409A.

(n) “Holder” means an individual who has been granted an Award.

(o) “Incentive Stock Option” means an incentive stock option within the meaning of Code Section 422(b).

(p) “1934 Act” means the Securities Exchange Act of 1934, as amended.

(q) “Nonqualified Stock Option” means an option granted under Paragraph VII of the Plan to purchase Stock which does not constitute an Incentive Stock Option.

(r) “Option” means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Stock and Nonqualified Stock Options to purchase Stock.

(s) “Option Agreement” means a written agreement between the Company and a Holder with respect to an Option.

(t) “Parent Corporation” means a “parent corporation” of the Company within the meaning of Code Section 424(e).

(u) “Performance Award” means an Award granted under Paragraph X of the Plan.

(v) “Performance Award Agreement” means a written agreement between the Company and a Holder with respect to a Performance Award.

(w) “Phantom Stock Award” means an Award granted under Paragraph XI of the Plan.

(x) “Phantom Stock Award Agreement” means a written agreement between the Company and a Holder with respect to a Phantom Stock Award.

(y) “Plan” means the Southern National Bancorp of Virginia, Inc. 2010 Stock Awards and Incentive Plan, as amended from time to time.

(z) “Restricted Stock Agreement” means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

(aa) “Restricted Stock Award” means an Award granted under Paragraph IX of the Plan.

(bb) “Rule 16b-3” means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

(cc) “Spread” means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right.

(dd) “Stock” means the common stock, $0.01 par value of the Company.

(ee) “Stock Appreciation Right” means an Award granted under Paragraph VIII of the Plan.

(ff) “Stock Appreciation Rights Agreement” means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.

(gg) “Subsidiary Corporation” means a “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

III. EFFECTIVE DATE AND DURATION OF THE PLAN

This Plan shall be effective on January 28, 2010 which is the date of its adoption by the Board (the “Effective Date”), subject to the approval of the Plan by the Company’s shareholders within twelve months after the Effective Date. If the Plan is not so approved by the Company’s shareholders, (a) the Plan shall not be effective, and (b) any grants of Awards under the Plan shall immediately expire and be of no force and effect. No Awards may be exercised or paid prior to the approval of the Plan by the Company’s shareholders. No Awards may be granted under the Plan after the tenth anniversary of the Effective Date. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

IV. ADMINISTRATION

(a) Committee. The Plan shall be administered by the Committee. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of this Plan, and may grant authority to such persons to execute Award agreements or other documents on behalf of the Committee and the Company.

(b) Powers. Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which employees or directors shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, the number of shares of Stock which may be issued under each Option, Stock Appreciation Right or Restricted Stock Award, and the value of each Performance Award and Phantom Stock Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the Employer’s success and such other factors as the Committee in its discretion shall deem relevant. The Committee, in its sole discretion, and subject to Code Section 409A and other applicable laws, may waive compliance with any provision of any Award, or any related agreement, may extend the date through which any Award is exercisable, and/or may accelerate the earliest date on which such Award becomes exercisable, vested, free from restrictions or payable, provided in each case such action does not adversely affect the rights of the Holder without the Holder’s consent.

(c) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

(d) Expenses. All expenses and liabilities incurred by the Committee in the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons to assist the Committee in the carrying out of its duties hereunder.

V. STOCK SUBJECT TO THE PLAN

(a) Stock Grant and Award Limits. The Committee may from time to time grant Awards to one or more employees or directors determined by it to be eligible for participation in the Plan in accordance with the provisions of Paragraph VI. Subject to Paragraph XII, the maximum aggregate number of shares of Stock that may be issued under the Plan is 700,000, any or all of which may be issued through Incentive Stock Options. Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award (other than an Award of Restricted Stock) lapses or is canceled or the rights of its Holder terminate or the Award is settled in cash, any Stock subject to such Award shall again be available for grant under an Award. Should any shares of Restricted Stock be forfeited, such shares may not again be subject to an Award under the Plan. Any shares of Stock which may remain unissued and which are not subject to outstanding Awards at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan or the termination of the last of the Awards granted under this Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan.

Notwithstanding any provision in the Plan to the contrary, no more than 100,000 shares of Stock may be subject to Options granted under the Plan to any one individual during any one year period, no more than 100,000 shares of Stock may be subject to Stock Appreciation Rights granted under the Plan to any one individual during any one year period, and no more than 100,000 shares of Stock may be granted under the Plan as a Restricted Stock Award to any one individual during any one year period. The number of shares of Stock that may be issued to individuals as set forth in the preceding sentence shall be subject to adjustment in the same manner as provided in Section XII hereof with respect to shares of Stock subject to Options, Stock Appreciation Rights or Restricted Stock Awards then outstanding. The limitations set forth in this paragraph shall be applied in a manner which will permit compensation generated under the Plan with respect to “covered employees” to constitute “performance-based” compensation for purposes of Code Section 162(m), including, without limitation, counting against such maximum number of shares of Stock, to the extent required under Code Section 162(m) and applicable interpretive authority thereunder, any shares of Stock subject to Options or Stock Appreciation Rights that expire, are canceled or repriced or Restricted Stock Awards that are forfeited.

(b) Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.

VI. ELIGIBILITY

The Committee, in its sole discretion, shall determine who shall receive Awards under the Plan. Awards other than Incentive Stock Options may be granted to all employees and directors of the Company or its Affiliates, including Affiliates that become such after adoption of the Plan. Incentive Stock Options may be granted to all employees of the Company or its Affiliates, including Affiliates that become such after adoption of the Plan. A recipient of an Award must be an employee or director at the time the Award is granted. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Award, a Phantom Stock Award or any combination thereof.

VII. STOCK OPTIONS

(a) Option Period. The term of each Option shall be as specified by the Committee at the date of grant.

(b) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

(c) Special Limitations on Incentive Stock Options. Except as otherwise provided under the Code or applicable regulations, to the extent that the aggregate Fair Market Value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options (determined without regard to this sentence) are exercisable for the first time by any Holder during any calendar year under all plans of the Company and its Parent Corporation or Subsidiary Corporations exceeds $100,000, such options shall be treated as Nonqualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or Subsidiary Corporation, within the meaning of Code Section 422(b)(6), unless (i) at the time such Option is granted the exercise price is at least 110% of the Fair Market Value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

(d) Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Code Section 422. An Option Agreement may provide for the payment of the exercise price, in whole or in part, by (i) cash, cashier’s check, bank draft, or postal or express money order payable to the order of the Company, (ii) subject to the approval by the Committee, certificates representing shares of Stock theretofore owned by the Holder duly endorsed for transfer to the Company, (iii) for Nonqualified Stock Options, an election by the Holder for the Company to issue only a number of shares of Stock equal to (A) the number of shares with respect to which the Option is being exercised, less (B) a number of shares having an aggregate Fair Market Value as of the date of exercise equal to the aggregate exercise price, or (iv) any combination of the preceding, equal in value to the full amount of the exercise price. Each Option shall specify the effect of termination of employment or service as a director (by retirement, disability, death or otherwise) on the exercisability of the Option. An Option Agreement may also include, without limitation, provisions relating to (i) vesting of Options, subject to the provisions hereof accelerating such vesting on a Change of Control, (ii) tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

(e) Exercise Price and Payment. The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but (i) such exercise price shall never be less than the Fair Market Value of Stock on the date the Option is granted and (ii) such exercise price shall be subject to adjustment as provided in Paragraph XII. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The exercise price of the Option or portion thereof shall be paid in full in the manner set forth in the Option Agreement.

(f) Shareholder Rights and Privileges. The Holder shall be entitled to all the privileges and rights of a shareholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.

(g) Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or an Affiliate of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary Corporation.

(h) All Options granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the shareholders of the Company prior to the first anniversary date of the Board meeting held to approve this Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote at a meeting at which a quorum is present, or by written consent in accordance with the laws of the Commonwealth of Virginia.

VIII. STOCK APPRECIATION RIGHTS

(a) Stock Appreciation Rights. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Stock. With respect to Stock Appreciation Rights that are subject to Section 16 of the 1934 Act, however, the Committee shall, except as provided in Paragraph XII(c), retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or any combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Each Stock Appreciation Rights Agreement shall specify the effect of termination of employment or service as a director (by retirement, disability, death or otherwise) on the exercisability of the Stock Appreciation Rights.

(b) Other Terms and Conditions. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Stock Appreciation Rights. Such additional terms, conditions or restrictions shall be set forth in the Stock Appreciation Rights Agreement made in conjunction with the Award. Such Stock Appreciation Rights Agreements may also include, without limitation, provisions relating to (i) vesting of Awards, subject to the provisions hereof accelerating vesting on a Change of Control, (ii) tax matters (including provisions covering applicable wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan, that the Committee shall in its sole discretion determine. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical.

(c) Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price (i) shall never be less than the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110% of the Fair Market Value of the Stock on the date of grant pursuant to Paragraph VII(c)) and (ii) shall be subject to adjustment as provided in Paragraph XII.

(d) Exercise Period. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

(e) Limitations on Exercise of Stock Appreciation Right. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

IX. RESTRICTED STOCK AWARDS

(a) Forfeiture Restrictions to be Established by the Committee. Shares of Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion and set forth in the Restricted Stock Agreement, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more performance goals established by the Committee that are based on (1) the price of a share of Stock, (2) the Company’s earnings per share, (3) the Company’s net earnings, (4) the return on shareholders’ equity achieved by the Company, (5) the Company’s return on assets, (6) the Company’s net interest margin, or (7) the Company’s efficiency ratio, (ii) the Holder’s continued employment with the Employer for a specified period of time, or (iii) a combination of the factors listed in clauses (i) and (ii) of this sentence. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall not be changed except as permitted by Paragraph IX(b) or Paragraph XII.

(b) Other Terms and Conditions. Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. Unless otherwise provided in the Restricted Stock Agreement, the Holder shall have the right to receive dividends with respect to Stock subject to a Restricted Stock Award, to vote Stock subject thereto and to enjoy all other shareholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions shall have expired, (ii) the Company shall retain custody of the Stock until the Forfeiture Restrictions shall have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock until the Forfeiture Restrictions shall have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. Unless otherwise provided in a Restricted Stock Agreement, dividends payable with respect to a Restricted Stock Award will be paid to a Holder in cash on the day on which the corresponding dividend on shares of Stock is paid to shareholders, or as soon as administratively practicable thereafter, but in no event later than the fifteenth (15th) day of the third calendar month following the day on which the corresponding dividend on shares of Stock is paid to shareholders. The Committee may provide in a Restricted Stock Agreement that payment of dividends with respect to a Restricted Stock Award shall be subject to the attainment of one or more performance goals established by the Committee that are based on the criteria set forth in paragraph (a) above.

At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a director (by retirement, disability, death or otherwise) of a Holder prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to (i) vesting of Awards, subject to any provisions hereof accelerating vesting on a Change of Control, (ii) tax matters (including provisions (y) covering any applicable employee wage withholding requirements and (z) requiring or prohibiting an election by the Holder under Code Section 83(b)), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. A Restricted Stock Award granted to a “covered employee” that is intended to constitute “performance-based” compensation under Code Section 162(m) may provide for vesting of the Award prior to the attainment of the applicable performance goals only upon death or disability of the Holder or a Change of Control. The terms and conditions of the respective Restricted Stock Agreements need not be identical.

(c) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(d) Agreements. At the time any Award is made under this Paragraph IX, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

(e) Certification. With respect to a Restricted Stock Award granted to a “covered employee” that is intended to constitute “performance-based” compensation under Code Section 162(m), if the lapse of the Forfeiture Restrictions imposed upon such Restricted Stock Award, or the payment of dividends with respect to such Restricted Stock Award, is conditioned in whole or in part on the attainment of performance goals, the Committee shall certify in writing that such performance goals and any other conditions on the lapse of Forfeiture Restrictions or payment of dividends have been satisfied prior to vesting the Award or paying such dividends.

X. PERFORMANCE AWARDS

(a) Performance Period. The Committee shall establish, with respect to and at the time of grant of each Performance Award, a performance period over which the performance of the Holder shall be measured.

(b) Performance Awards. Each Performance Award shall have a maximum value established by the Committee at the time of such Award.

(c) Performance Measures. Prior to or upon the commencement of each performance period (or at such later time as may be permitted for qualified performance-based compensation under Section 162(m) and the regulations thereunder), the Committee shall establish written performance goals for each Performance Award granted to a Holder for such performance period. The performance goals shall be based on one or more of the following criteria: (1) the price of a share of Stock, (2) the Company’s earnings per share, (3) the Company’s net earnings, (4) the return on shareholders’ equity achieved by the Company, (5) the Company’s return on assets, (6) the Company’s net interest margin, or (7) the Company’s efficiency ratio.

At the time of establishing the performance goals, the Committee shall specify (i) the formula to be used in calculating the compensation payable to a Holder if the performance goals are obtained, and (ii) the individual employee or class of employees to which the formula applies. The Committee may also specify a minimum acceptable level of achievement of the relevant performance goals, as well as one or more additional levels of achievement, and a formula to determine the percentage of the Performance Award deemed to have been earned by the Holder upon attainment of each such level of achievement, which percentage may exceed 100%. The performance goals and amount of each Performance Award need not be the same as those relating to any other Performance Award, whether made at the same or a different time. Notwithstanding the terms of any Performance Award, the maximum payout under this Plan pursuant to a Performance Award to any individual for any calendar year shall not exceed $500,000.

Notwithstanding the terms of any Performance Award, the Committee, in its sole and absolute discretion, may reduce the amount of the Performance Award payable to any Holder for any reason, including the

Committee’s judgment that the performance goals have become an inappropriate measure of achievement, a change in the employment status, position or duties of the Holder, unsatisfactory performance of the Holder, or the Holder’s service for less than the entire performance period. Notwithstanding the foregoing, the reduction of a Performance Award payable to a Holder may not result in an increase in the amount of a Performance Award payable to another Holder.

(d) Awards Criteria. In determining the value of Performance Awards, the Committee shall take into account a Holder’s responsibility level, contributions, performance, potential, other Awards and such other considerations as it deems appropriate.

(e) Certification. Promptly after the date on which the necessary information for a particular performance period becomes available, the Committee shall determine, and certify in writing (with respect to each Holder who is a “covered employee”), the extent to which the Performance Award for such performance period has been earned, through the achievement of the relevant performance goals, by each Holder for such performance period.

(f) Payment. After the Committee has determined and certified in writing (if required with respect to a “covered employee”) the extent to which a Performance Award has been earned, the Holder of a Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the performance measures for such performance period, as determined by the Committee. Payment of a Performance Award will be made in the calendar year immediately following the calendar year in which the performance period ends, and may be made in cash, Stock or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date.

(g) Termination of Employment or Service. A Performance Award shall terminate if the Holder does not remain continuously in the employ of the Employer or in service as a director of the Company or its Affiliates at all times during the applicable performance period, except as may be determined by the Committee or as may otherwise be provided in the Award at the time granted.

(h) Agreements. At the time any Award is made under this Paragraph X, the Committee may require the Holder to enter into a Performance Award Agreement with the Company setting forth each of the matters contemplated hereby, and, in addition, matters similar to those set forth in Paragraph IX(b) as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

XI. PHANTOM STOCK AWARDS

(a) Phantom Stock Awards. Phantom Stock Awards are rights to receive shares of Stock (or cash in an amount equal to the Fair Market Value thereof), or rights to receive an amount equal to any appreciation in the Fair Market Value of Stock (or portion thereof) over a specified period of time, which vest over a period of time or upon the occurrence of an event (including without limitation a Change of Control) as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. Each Phantom Stock Award shall have a maximum value established by the Committee at the time of such Award.

(b) Award Period. The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which or the event upon which the Award shall vest with respect to the Holder.

(c) Awards Criteria. In determining the value of Phantom Stock Awards, the Committee shall take into account an employee’s responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

(d) Payment. Following the end of the vesting period for a Phantom Stock Award, but in no event later than March 15 of the calendar year immediately following the calendar year in which the vesting period ends, the

Holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Stock or a combination thereof as determined by the Committee. Payment shall be made in a lump sum. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee, in a lump sum payment no later than March 15 of the calendar year immediately following the calendar year in which the Holder vests in such dividend equivalent.

(e) Termination of Employment or Service. A Phantom Stock Award shall terminate if the Holder does not remain continuously in the employ of the Employer or in service as a director of the Company or its Affiliates at all times during the applicable vesting period, except as may be determined by the Committee or as may otherwise be provided in the Award at the time granted.

(f) Agreements. At the time any Award is made under this Paragraph XI, the Company and the Holder shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby and, in addition, matters similar to those set forth in Paragraph IX(b) as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

XII. RECAPITALIZATION OR REORGANIZATION

(a) The shares with respect to which Awards may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation by the Company, the number of shares of Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the exercise price per share of an Option or Stock Appreciation Right shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the exercise price per share of an Option or Stock Appreciation Right shall be proportionately increased.

(b) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Stock then covered by such Award.

(c) In the event of a Change of Control, all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable, and the Committee, in its discretion, may take any other action with respect to outstanding Awards that it deems appropriate, which action may vary among Awards granted to individual Holders; provided, however, that such action shall not reduce the value of an Award. In particular, with respect to Options, the actions the Committee may take upon a Change of Control include, but are not limited to, the following: (i) accelerating the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised Options and all rights of Holders thereunder shall terminate, (ii) requiring the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (iii) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the

Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), or (iv) provide that the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Holder had been the holder of record of the number of shares of Stock then covered by such Option. The provisions contained in this paragraph shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

(d) In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph XII, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(f) Any adjustment provided for in Subparagraphs (a), (b), (c) or (d) above shall be subject to any required shareholder action.

(g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the exercise price per share, if applicable.

XIII. AMENDMENT AND TERMINATION OF THE PLAN

(a) The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that, except as provided herein or in an agreement governing an Award, no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Code Section 162(m), if applicable, and applicable interpretive authority thereunder), and provided, further, that the Board may not amend the Plan without approval of the shareholders if such approval is required to comply with Rule 16b-3, if applicable, any rule of any stock exchange or automated quotation system on which Stock may then be listed or quoted, or any applicable provisions of the Code or other laws.

XIV. MISCELLANEOUS

(a) No Right to An Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an employee or director any right to be granted an Award to purchase

Stock, a right to a Stock Appreciation Right, a Restricted Stock Award, a Performance Award or a Phantom Stock Award or any of the rights hereunder except as may be evidenced by an Award or by an Option Agreement, Stock Appreciation Rights Agreement, Restricted Stock Agreement, Performance Award Agreement or Phantom Stock Award Agreement on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.

(b) Rights Unsecured. The right of an employee or director to receive Stock, cash or any other payment under this Plan shall be an unsecured claim against the general assets of the Company. The Company may, but shall not be obligated to, acquire shares of Stock from time to time in anticipation of its obligations under this Plan, but a Holder shall have no right in or against any shares of Stock so acquired. All Stock shall constitute the general assets of the Company and may be disposed of by the Company at such time and for such purposes as it deems appropriate. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

(c) No Employment Rights Conferred. Nothing contained in the Plan shall (i) confer upon any individual any right with respect to continuation of employment or service with any Employer or (ii) interfere in any way with the right of any Employer to terminate an individual’s employment or service at any time. Any questions as to whether and when there has been a termination of employment or service and the cause of such termination shall be determined by the Committee, and its determination shall be final.

(d) Other Laws; Withholding. The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. Unless the Awards and Stock covered by this Plan have been registered under the Securities Act of 1933, or the Company has determined that such registration is unnecessary, each Holder exercising an Award under this Plan may be required by the Company to give representation in writing that such Holder is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. No fractional shares of Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

(e) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company, an Affiliate or any subsidiary from taking any corporate action which is deemed by the Company, an Affiliate or any subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, director, beneficiary or other person shall have any claim against the Company, an Affiliate or any subsidiary as a result of any such action.

(f) Restrictions on Transfer. An Award shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the Holder’s lifetime only by such Holder or the Holder’s guardian or legal representative.

(g) Beneficiary Designation. Each Holder may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Holder, shall be in a form prescribed by the Committee, and will be effective only when filed by the Holder in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Holder’s death shall be paid to his estate.

(h) Rule 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

(i) Section 162(m). If the Company is subject to Code Section 162(m), it is intended that the Plan comply fully with and meet all the requirements of Code Section 162(m) so that Awards may, if intended, constitute “performance-based” compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Code Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Code Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder.

(j) Code Section 409A. It is intended that any grant of an Award to which Code Section 409A is applicable shall satisfy all of the requirements of such Code section and the applicable regulations issued thereunder to the extent necessary.

(k) Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights or indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(l) Governing Law. This Plan shall be construed in accordance with the laws of the Commonwealth of Virginia.

X PLEASE MARK VOTES AS IN THIS EXAMPLE PROXY

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

2010 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, APRIL 22, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The 2010 Annual Meeting of Stockholders of Southern National Bancorp of Virginia, Inc. (the “Company”) will be held at International Country Club at 13200 Lee Jackson Highway, Fairfax, Virginia 22033, on Thursday, April 22, 2010, beginning at 2:00 p.m. (local time). The undersigned hereby acknowledges receipt of the related Notice of 2010 Annual Meeting of Stockholders and Proxy Statement dated March 12, 2010 accompanying this proxy.

The undersigned stockholder hereby appoints Georgia S. Derrico and R. Roderick Porter, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of Common Stock, par value $0.01 per share, of the Company owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 2010 Annual Meeting of Stockholders and any postponement or adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters as may properly come before such meeting or any postponement or adjournment(s) thereof.

For Withhold For All Except

1. ELECTION of two Class I directors to serve until the 2013 annual meeting of stockholders, and until their successors are duly elected and qualified, or until their earlier resignation or removal.

R. Roderick Porter

Robin Shield

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

For Against Abstain

2. APPROVAL of the Company’s 2010 Stock Awards and Incentive Plan.

3. RATIFICATION of the appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted FOR the following proposals unless otherwise indicated.

This proxy is solicited by the Board of Directors and will be voted in accordance with the undersigned’s directions set forth herein. If no direction is made, this proxy will be voted (1) FOR the election of all nominees for director named herein, (2) FOR the approval of the Company’s 2010 Stock Awards and Incentive Plan and (3) FOR the ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

Please sign your name exactly as it appears below. If shares are held jointly, all joint owners must sign. If shares are held by a corporation, please sign the full corporate name by the president or any other authorized corporate officer. If shares are held by a partnership, please sign the full partnership name by an authorized person. If you are signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as such.

Please be sure to date and sign this proxy card in the box below. Date

Sign above

Detach above card, sign, date and mail in postage paid envelope provided.

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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